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Semi-Annual Report
April 30, 1999


Galaxy Taxable Bond Funds


Galaxy Funds


Galaxy Short-Term Bond Fund

Galaxy Intermediate Government Income Fund

Galaxy High Quality Bond Fund

Galaxy Corporate Bond Fund



[LOGO] Galaxy Funds

Chairman's Message

Dear Shareholder:

      Enclosed is the Galaxy Taxable Bond Funds' performance report for the six months ended April 30, 1999. The report includes a Market Overview that describes the different economic and market factors influencing the taxable bond market during this time. Following the Market Overview are portfolio reviews for each of the Galaxy Taxable Bond Funds that describe how Fleet Investment Advisors Inc. managed the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of April 30, 1999 appear at the end of the report.

      As the economic outlook brightened during the recent six-month period, bond yields moved higher and their prices fell. With investors abandoning an earlier flight to quality, many sectors of the bond market outperformed U.S. Treasury issues. Individual sectors of the stock market also responded to a changing outlook in different ways. As in previous transitions, experienced investors held to their long-term strategies and kept their portfolios well diversified.

      During this time, Fleet Investment Advisors Inc. has also worked with us to expand the information we provide to our shareholders. By giving you more information that is easier to access, we hope to help you manage current market conditions more effectively and develop investment plans that bring you closer to your financial goals.

      At the end of 1998, we launched The Galaxy, America's first mutual fund newspaper. Sent to more than 200,000 retail shareholders of the Galaxy Funds, this quarterly publication provides in-depth coverage of key market trends, investment issues, and planning tools. There are also interviews with Galaxy Fund portfolio managers, as well as announcements of new products and services for shareholders.

      In addition, we are expanding our web site (www.galaxyfunds.com). The revised site - which should be completed by the end of this summer - will include more educational articles, interactive services, and market reports. Shareholders will also be able to access many of the articles from The Galaxy on the site.

      We hope these new shareholder services will help you make the most of your Galaxy Fund investments. We encourage you to contact us for any additional information you may need, including questions about the material in this report, by calling the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit our investment professionals located at Fleet branches.

      Sincerely,

      /s/ Dwight E. Vicks, Jr.
      ---------------------------------
      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

[SIDEBAR]

Mutual Funds:

o are not bank deposits

o are not FDIC insured

o are not obligations of Fleet Bank

o are not guaranteed by Fleet Bank

o are subject to investment risk including possible loss of principal amount invested

[END SIDEBAR]

Market Overview

Bond Market Overview

By Fleet Investment Advisors Inc.

      Bond yields moved higher in the six months ended April 30, 1999, and their prices fell. This was due largely to improving economic outlooks at home and abroad that encouraged investors to move from bonds to stocks. Bonds also suffered from fears that rising oil prices and robust domestic demand might end the benign inflation environment of recent years.

      During this time, the Galaxy Taxable Bond Funds benefited from increased investments in corporate bonds, mortgage-backed securities, and issues of U.S. government agencies -- all of which outperformed U.S. Treasury securities for the period. Timely adjustment of investment maturities also enhanced returns and helped the Funds perform well versus their market benchmarks.

Improving Economic Prospects

      When the reporting period began, 30-year Treasury bonds were yielding about 5.2%, and the annual rate of inflation was about 1.6%. After growing at an annualized rate of 3.7% in the third quarter of 1998, the gross domestic product ("GDP"), which measures the output of U.S. goods and services, grew by 6% in the fourth quarter of 1998. This gain was due largely to robust spending by consumers -- which was fueled by record levels of employment, strong stock market gains, low import prices, and declining interest rates.

      For much of 1998, global economic concerns had driven investors at home and abroad into U.S. Treasury securities for safety. By August, this flight to quality had created an international liquidity crisis. After cutting short-term interest rates by 25 basis points (0.25%) in both September and October to stem the crisis, the Federal Reserve (the "Fed") imposed a third 25-basis point cut in November.

      Besides improving confidence in U.S. growth, the cuts in short-term rates eased demand for Treasury securities and set the stage for higher bond yields. While the Fed indicated that it would not cut rates again unless there was further economic deterioration, some investors felt the third rate cut was unnecessary and might even jeopardize the low-inflation climate. The risk that Fed monetary policy might be too loose, combined with economic strength at home and greater stability overseas, drove bond yields upward in the first months of 1999. Although inflation remained low, investors felt that GDP growth in excess of 4% would put further pressure on a labor market that was already tight and eventually cause higher wages and inflation. With investors worried that the Fed might have to increase short-term rates to preempt future inflation, the yield for long-term Treasuries rose to about 5.7% by the end of April.

      As the economic outlook brightened, many investors moved out of Treasuries and into mortgage-backed securities and corporate bonds -- attracted by the wide risk premiums these issues offered after underperforming at the end of 1998. Performance was particularly strong for corporate bonds issued by firms in "cyclical" industries that can especially benefit from stronger growth.

      Having underperformed as interest rates fell in 1998, due to the risk of higher home-loan prepayment rates, mortgage-backed securities performed well as rising interest rates reduced prepayment risk. Issues of U.S. government agencies also performed strongly, due to decreased demand for Treasury bonds.

Adapting to a Brighter Outlook

      With investors concerned about future growth at the start of 1998's fourth quarter, we had placed extra emphasis on U.S. government securities and corporate issues with especially strong credit quality. Within the corporate sector, we focused on debt of companies from economically "defensive" sectors that would be less sensitive to a slowdown in growth.

      As the economic outlook improved, we selectively increased investments in corporate bonds -- adding debt from industrial and cyclical sectors in some cases. Given the economic uncertainties that remained, we continued to emphasize corporates with high credit quality. When prices for mortgage-backed securities became particularly attractive in the fourth quarter of 1998, we also increased investments in those issues. The Galaxy Taxable Bond Funds further benefited from taking advantage of investment opportunities in securities issued by U.S. government agencies, whose prices had become particularly attractive due to an increase in supply.

[SIDEBAR]

"After growing at an annualized rate of 3.7% in the third quarter of 1998, the gross domestic product ("GDP"), which measures the output of U.S. goods and services, grew by 6% in the fourth quarter of 1998."

[END SIDEBAR]

      Expecting a strong economy to put upward pressure on bond yields, we gave greater attention to investments with shorter maturities in several portfolios at the end of 1998. Because shorter-term issues lost less in price when bond yields rose early in 1999 than longer-term issues did, this strategy enhanced returns for the portfolios where it was used.

Anticipating Slower Growth

      Now more than eight years old, the current domestic economic expansion represents the longest period of domestic growth since 1969. While productivity trends and moderating wages have helped sustain growth by keeping inflation low, we believe several factors could slow the rate of GDP growth to less than 3% in the second half of 1999.

      Despite increasing stability, overseas economies still face significant problems that could remain a drag on U.S. exports. Meanwhile, with consumer spending outpacing income, it seems likely that consumers will reduce spending later this year. If growth slows, as we expect, inflation should remain modest, and the Fed would probably keep interest rates on hold. The U.S. budget surplus and a related reduction in the supply of Treasuries should provide further support for bond prices.

      Bond yields could edge lower in this environment, and bond prices could rise, if inflation pressures are confined to higher energy prices and consumer spending moderates. In the meantime, however, yields could continue to rise -- especially since the Fed has indicated that its next move would likely be to boost interest rates if inflation appears in other areas. In the months to come, therefore, we plan to continue to look for attractive opportunities in high-quality corporate bonds, as well as in selected U.S. government agencies and mortgage-backed securities that offer good value. If it looks like yields are peaking, and growth is set to slow, we may add investments in longer-term debt and give greater weight to Treasury issues.

[SIDEBAR]

"Now more than eight years old, the current domestic expansion represents the longest period of domestic growth since 1969."

[END SIDEBAR]


PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES**

                                                                                       10 Years/
As of April 30, 1999                      6 Months    1 Year    3 Years    5 Years   Life of Fund
-------------------------------------------------------------------------------------------------
Short-Term Bond Fund
(Inception date 12/30/91)                  -2.39%*     1.34%     4.22%       4.76%       4.72%
 .................................................................................................
Intermediate Government
Income Fund (Inception date 9/1/88)        -4.27*      1.65      5.20        5.63        6.62
 .................................................................................................
High Quality Bond Fund
(Inception date 12/14/90)                  -4.85*      1.75      6.00        6.47        7.42


AVERAGE ANNUAL TOTAL RETURNS -- A PRIME SHARES**

As of April 30, 1999                      6 Months    1 Year    3 Years    5 Years   Life of Fund
-------------------------------------------------------------------------------------------------
High Quality Bond Fund
(Inception date 11/1/98)                   -5.85%*      N/A       N/A        N/A        -5.85%*
-------------------------------------------------------------------------------------------------

 *   Unannualized total returns.

 ** Return figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Return figures for A Prime Shares include the effect of the maximum 4.75% front-end sales charge.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

                                                                                      10 Years/
As of April 30, 1999                     6 Months    1 Year     3 Years    5 Years   Life of Fund
-------------------------------------------------------------------------------------------------
Short-Term Bond Fund
(Inception date 12/30/91)                   1.51%*     5.58%     5.79%       5.80%       5.41%
 .................................................................................................
Intermediate Government
Income Fund (Inception date 9/1/88)        -0.39*      5.95      6.85        6.72        7.13
 .................................................................................................
Corporate Bond Fund
(Inception date 12/12/94)                  -0.24*      5.48      6.93         N/A        7.94
 .................................................................................................
High Quality Bond Fund
(Inception date 12/14/90)                  -1.05*      5.86      7.51        7.43        7.89
-------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES***

                               6 Month          6 Month           1 Year            1 Year        Life of Fund      Life of Fund
                            Returns Before    Returns After    Returns Before     Returns After   Returns Before    Returns After
                              Contingent       Contingent        Contingent        Contingent       Contingent       Contingent
As of                       Deferred Sales   Deferred Sales    Deferred Sales    Deferred Sales   Deferred Sales   Deferred Sales
April 30, 1999             Charge Deducted  Charge Deducted**  Charge Deducted Charge Deducted**  Charge Deducted Charge Deducted**
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
(Inception date 3/4/96)           1.04%*           -3.91%*            4.61%            -0.39%            4.40%             3.82%
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Government
Income Fund
(Inception date 11/1/98)         -0.85%            -5.70%              N/A                N/A           -0.85%            -5.70%
-----------------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(Inception date 3/4/96)          -1.42*            -6.20*             5.07              0.09             5.30              4.73
-----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS -- B PRIME SHARES***

                               6 Month          6 Month           1 Year            1 Year         Life of Fund     Life of Fund
                             Return Before    Return After      Return Before     Return After     Return Before    Return After
                              Contingent       Contingent        Contingent        Contingent       Contingent       Contingent
As of                       Deferred Sales   Deferred Sales    Deferred Sales    Deferred Sales   Deferred Sales   Deferred Sales
April 30, 1999             Charge Deducted  Charge Deducted**  Charge Deducted  Charge Deducted** Charge Deducted Charge Deducted**
-----------------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(Inception date 11/1/98)        -1.57%           -6.35%              N/A               N/A            -1.57%*          -6.35%*
-----------------------------------------------------------------------------------------------------------------------------------

*    Unannualized total returns.

**   As if shares were redeemed at end of period.

*** Retail B Shares and B Prime Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and B Prime Shares automatically convert to A Prime Shares after eight years.

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

Portfolio Reviews

[PHOTO OF PERRY VIETH]
[CAPTION]
Perry Vieth became manager of the Galaxy Short-Term Bond Fund in March of 1996. He has managed fixed-income investments since 1986.
[END CAPTION]


GALAXY SHORT-TERM BOND FUND

By Perry Vieth
Portfolio Manager

      As an improving economic outlook drove bond yields higher in the six months ended April 30, 1999, the Galaxy Short-Term Bond Fund benefited from earlier additions of issues with shorter maturities, whose prices fell less than the prices for longer maturities. Selective additions of corporate bonds and mortgage-backed securities, which outperformed during the period, also helped Fund returns.

      For the six months ended April 30, 1999, the Fund's Trust Shares earned a total return of 1.51%, and its Retail A Shares had a total return of 1.38% before deducting the 3.75% maximum front-end sales charge. During this time, the Fund's Retail B Shares had a total return of 1.04% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)

      Over the same six-month period, the average short-term bond fund tracked by Lipper Analytical Services ("Lipper") earned a total return of 1.86%, and the Lehman One-to-Three-Year Government Index had a return of 1.20%.

      On April 30, 1999, when the reporting period ended, the portfolio had an average maturity near that of the Fund's benchmark, and the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 4.93%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.72%, and Retail B Shares had a 30-day SEC annualized yield of 4.25%.

Help from Corporates, Mortgages and Short-Term Issues

      In the third quarter of 1998, before the period began, we had reduced investments in longer-term issues. When bond yields rose in the fourth quarter of 1998 and the first months of 1999, the greater emphasis on shorter maturities helped to buffer the Fund's portfolio from falling bond prices.

      As an improving economic picture helped investors recognize the significant value available in corporate bonds, the Fund benefited from a sizable weighting in corporates, as well as opportunistic trades made within the corporate sector. Given continued uncertainty about where the economy would head, we remained focused on higher-quality corporate issues.

      The addition of mortgage-backed securities also helped Fund returns. We increased investments in mortgages during the fourth quarter, when low interest rates made home-loan prepayments more likely and reduced the prices of mortgage-backed securities. When interest rates rose, and the risk of prepayments abated, mortgage-backed securities outperformed.

PORTFOLIO REVIEWS

Preparing for a Near-Term Rise in Yields

      While we continue to believe that growth could slow later this year, and inflation will remain under control, the Fed has signaled it may have to raise short-term interest rates. This could cause bond yields to move higher in coming months. As a result, we plan to continue our emphasis on shorter-term issues and give greater attention to investments that tend to outperform treasuries as yields rise, such as mortgage-backed securities, asset-backed securities and floating-rate issues.

Galaxy Short-Term Bond Fund

Distribution of Total Net Assets as of April 30, 1999

[PIE CHART]
Commercial Paper 3%
Foreign Bonds and Net Other Assets and Liabilities 4%
Repurchase Agreement 7%
U.S.Government and Agency Obligations 21%
Asset-Backed and Mortgage-Backed Securities 25%
Corporate Notes and Bonds 40%


Galaxy Short-Term Bond Fund

Growth of $10,000 investment*

[MOUNTAIN CHART]


Lehman Brothers One to Three Year Government Bond Index       $10,000 - $15,294
Galaxy Short-Term Bond Fund - Retail A Shares                 $ 9,625 - $14,019
Galaxy Short-Term Bond Fund - Trust Shares                    $10,000 - $14,719
Galaxy Short-Term Bond Fund - Retail B Shares                 $10,000 - $11,256


*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

PORTFOLIO REVIEWS

[PHOTO OF MARIE SCHOFIELD]
[CAPTION]
Marie Schofield became manager of the Galaxy Intermediate Government Income Fund in December of 1996. She has managed fixed-income investments since 1975. [END CAPTION]

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

By Marie Schofield
Portfolio Manager

      During the six months ended April 30, 1999, the Galaxy Intermediate Government Income Fund increased investments in a range of products including corporate, asset-backed and mortgage-backed securities and issues of U.S. government agencies at spread levels deemed to be attractive on a historical basis. In addition, these securities' higher yields provide some measure of protection as interest rates increase and prices fall. During the period, the portfolio's corporate exposure nearly doubled and now stands at 17% of total assets, of which 5% is in intermediate and long-term industrials and 3.5% is in intermediate-term utility and phone issues. Asset-backed securities were also added to the portfolio, primarily high quality credit card issues, and mortgage-backed exposure was increased to nearly 33% from 18%. Current coupon, newly-issued mortgages seemed to offer the best value and our purchases were concentrated there. Additionally, in light of the fragile global environment, most of the additions were GNMA mortgages which carry the U.S. Government's full faith and credit obligation. These purchases were funded through a reduction in the portfolio's allocation to Treasuries, down to 24% from about 44%. Total allocation to U.S. government issues declined by about 13% to 73%, remaining well above the 65% threshold. At the beginning and end of the period, the portfolio's duration exposure remained just over one-quarter year long to the benchmark. Within the period, we adjusted the portfolio's duration positioning -- shortening as long government bond yields fell through 5.0% and lengthening as those yields rose toward 5.5%. We also maintained a barbell structure throughout the period which helped performance as rates rose and the yield curve flattened.

      For the six months ended April 30, 1999, the Fund's Trust Shares had a total return of -0.39%. Over the same time, the Fund's Retail A Shares had a total return of -0.53% before deducting the maximum 3.75% front-end sales charge. Retail B Shares had a total return of -0.85% before deducting the maximum 5.00% contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. (Please see the chart on page 3 for total returns after deducting the front-end charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)

      Those returns compare with a total return of -0.17% for the average intermediate government bond fund tracked by Lipper, and a total return of 0.51% for the Lehman Intermediate Government/Corporate Bond Index. As of April 30, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.08% and its Retail A shares had a 30-day SEC annualized yield of 4.87%.

Future Strategies

      Inflation concerns continue to dominate market opinion and investor psychology. We believe fears of substantially higher inflation are misplaced. Productivity measures remain high, wage costs have fallen, commodity prices on balance are

PORTFOLIO REVIEWS

steady, corporate pricing power remains subdued, and capacity pressures are absent. Foremost, the Fed has given notice that a broadening of price pressures will not be tolerated. As a result of the slight uptick in headline inflation, we have modified our range for the long bond slightly up to 5% to 6%. We will continue to monitor inflation closely for any indications of wage pressures or energy prices feeding through the economy and deteriorating the inflation outlook. We also feel that the continued reduction in sup ply of Treasuries will provide support for the bond market. We may extend the portfolio's duration further should Treasuries breach the 6% yield level and real rates offer above average value. We are comfortable with the portfolio's current positioning on sector allocation and may reduce some holdings, especially mortgage-backs, should the economy begin to slow in response to the higher rate environment.

Galaxy Intermediate Government Income Fund

Distribution of Total Net Assets as of April 30, 1999

[PIE CHART]
Repurchase Agreement 2%
Asset-Backed and Mortgage-Backed Securities 10%
Corporate Notes and Bonds 17%
U.S. Government and Agency Obligations 71%


Galaxy Intermediate Government Income Fund

Growth of $10,000 investment*

[MOUNTAIN CHART]

Lehman Brothers Intermediate Government/Corporate Bond Index   $10,000 - $23,668
Galaxy Intermediate Government Income Fund - Retail A Shares   $ 9,625 - $20,164
Galaxy Intermediate Government Income Fund - Retail B Shares   $10,000 - $ 9,430
Galaxy Intermediate Government Income Fund - Trust Shares      $10,000 - $21,138


*Since inception on 9/1/88 for Trust and Retail A Shares . Since inception on
 11/1/98 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

PORTFOLIO REVIEWS

[PHOTO OF DAVID LINDSAY]
[CAPTION]
David Lindsay has managed the Galaxy Corporate Bond Fund since its inception in December of 1994. He has managed other fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.
[END CAPTION]


GALAXY CORPORATE BOND FUND

By David Lindsay
Portfolio Manager

      Selective additions of corporate bonds, mortgage-backed securities, and issues of U.S. government agencies enhanced returns for the Galaxy Corporate Bond Fund over the six months ended April 30, 1999. During this time, the Fund's Trust Shares earned a total return of -0.24%. That compares to returns of 0.69% for the average intermediate investment-grade bond fund tracked by Lipper Analytical Services ("Lipper") and 0.51% for the Lehman Intermediate Government/Corporate Bond Index. At the end of the period, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.78%.

Making the Most of Lower Prices

      With interest rates still falling when the reporting period began, the risk of home loan prepayments was relatively high. As a result, we were able to add mortgage-backed securities at prices that were quite attractive and take advantage of many trading opportunities within the mortgage sector. We also found selected opportunities in attractively priced corporate bonds at this time. Because the economic outlook was still cloudy, we focused on issues from more defensive sectors, trading bonds of construction equipment and retail firms for utility debt.

      The purchases of corporates and mortgages served the Fund well as an improving economic picture brightened the outlook for corporate profits, and rising interest rates reduced the risk of home loan prepayments. With interest rates on the rise, we reduced issues of financial firms in the first quarter of 1999 and took profits in debt of drug and retail issuers that had performed well. With the proceeds from these sales, we bought debt of industrial and telecommunications firms that offered good value.

      During this time, we also increased investments in U.S. government agency securities whose prices had become more attractive due to an increase in supplies of new issues. This proved a prudent move as prices for agencies outperformed in the final months of the period. During April, we made additional investments in agencies and traded bonds of chemical companies for issues of food and business-machinery firms.

      Throughout the period, we continued to emphasize bonds with intermediate-term maturities. This also benefited Fund returns, as these issues tend to hold their value better than long-maturity bonds in periods when interest rates are rising.

Positioned for Slower Growth

      Our defensive approach should benefit the Fund in months to come. If economic growth slows, as we expect, corporate bonds of "cyclical" issuers could underperform treasuries, as they did during the economic uncertainty of 1998. As additional opportunities arise, we may make further reductions in holdings from cyclical sectors and give even greater attention to more economically "defensive" issues.


Galaxy Corporate Bond Fund

Distribution of Total Net Assets as of April 30, 1999

[PIE CHART]
Foreign Bonds and  Net Other Assets & Liabilities 3%
Repurchase Agreement 4%
Asset-Backed and Mortgage-Backed Securities 6%
U.S. Government and Agency Obligations 22%
Corporate Notes and Bonds 65%


Galaxy Corporate Bond Fund

Growth of $10,000 investment*

[MOUNTAIN CHART]

Lehman Brothers Intermediate Government/Corporate Bond Index   $10,000 - $15,190
Galaxy Corporate Bond Fund - Trust Shares                      $10,000 - $13,977


* Since inception on 12/12/94. The Lehman Brothers Intermediate
  Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

PORTFOLIO REVIEWS

[PHOTO OF MARIE SCHOFIELD]
[CAPTION]
Marie Schofield has managed the Galaxy High Quality Bond Fund since March of 1996. She has managed fixed-income investments since 1975.
[END CAPTION]

GALAXY HIGH QUALITY BOND FUND

By Marie Schofield
Portfolio Manager

      Treasury Bond yields moved higher in the six months ended April 30, 1999, as the global financial crisis ebbed and the "flight to quality" trading that dominated 1998 continued to unwind. Robust economic growth at home, and an improving economic outlook abroad due to a massive reflation effort last fall by central banks around the world, encouraged investors to move from bonds to stocks. However, inflationary fears were sparked in the process and intensified by supply cutbacks from OPEC in an effort to raise oil prices. Corporate, asset-backed and mortgage-backed securities outperformed Treasuries in this environment as risk premiums contracted. By the end of the quarter, this reach for yield extended to riskier sectors such as junk bonds and illiquid emerging market securities.

      During this time, the Galaxy High Quality Bond Fund increased investments in a range of products including corporate, asset-backed and mortgage-backed securities and issues of U.S. government agencies. These securities' higher yields provide some measure of protection as interest rates increase and prices fall. We added an additional 10% to corporates bringing the allocation to about 37%. Our mortgage-backed purchases totaled another 13% with that sector accounting for close to 20% of Fund assets, the highest in some time. These purchases were funded by sales of intermediate Treasuries. We continued to underweight intermediate maturities relative to holding overweighted positions in short and long maturities. This combination performed better as the yield curve flattened, with intermediate rates up nearly 100 basis points and long rates finishing the period up about 50 basis points. At the end of last year, we shortened the Fund's duration to inside of one-quarter year long of the benchmark Lehman Brothers Government/Corporate Bond Index as long Treasury yields fell below 5%. The Fund's duration was extended in the first quarter to one-half year long the benchmark as yields rose above 5.25% and real yields became attractive again. Interest rates continued to trend higher, weighed down by fears of higher inflation, steamy U.S. economic growth at a time of a turnaround in global demand, record U.S. trade and current account deficits, and the impact of higher defense spending on the favorable budget picture.

      The Fund's Trust Shares earned a total return of -1.05% for the six months ended April 30, 1999. Over the same time, its Retail A Shares had a total return of -1.12% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of -1.42% before deducting the maximum 5.00% contingent deferred sales charge. A Prime Shares had a total return of -1.14% before deducting the maximum 4.75% front-end sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999 and B Prime Shares had a total return of -1.57% before deducting the maximum 5.00% contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999.(Please see the charts on page 3 for total returns after deducting the applicable front-end sales charge and the charts on page 4 for total returns after deducting the applicable contingent deferred sales charge.)

      By comparison, the average A-rated corporate bond fund tracked by Lipper had a total return of 0.38% for the 6-month period, the Lehman Brothers Government/Corporate Bond Index had a total return of -0.12% and the Lehman Brothers Long-Term Government/Corporate Bond Index had a total return of -1.51%. The Fund has changed its benchmark index from the Lehman Brothers Long-Term Government/Corporate Bond Index to the Lehman Brothers Government/Corporate Bond Index, which is comprised of securities with remaining maturities that more closely approximate the remaining maturities of those securities held by the Fund.

      On April 30, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.85%, and the Fund's Retail A Shares had a 30-day SEC annualized yield of 4.52%. On the same date, the Fund's Retail B Shares had a 30-day SEC annualized yield of 4.01%, the Fund's A Prime Shares had a 30-day SEC annualized yield of 4.61%, and the Fund's B Prime Shares had a 30-day SEC annualized yield of 3.74%.

PORTFOLIO REVIEWS

Portfolio Strategy

      While most economists predicted a slowdown, the U.S. economy continued its exceptional performance expanding at a brisk 4% in the first quarter following a 6% growth rate in the final quarter of 1998. Strong consumer demand powered by stock market gains and low rates of unemployment contributed to the economy's stellar performance. In addition, manufacturing is now showing a pulse and beginning a recovery. This strong level of growth should be viewed against a backdrop of subdued inflation that continues to perplex the Fed. Inflationary pressures normally exert themselves this late into an expansion, especially in light of the lowest unemployment rate in a generation. But wage growth is also slowing, down to 3% from over 4% one year ago. It is thought that technology-driven productivity enhancements are a factor in holding down costs and inflation, together with a lack of corporate pricing power, and imported deflation from abroad.

      While supply cutbacks from OPEC have caused oil prices to move up sharply and clouded the immediate inflation outlook, other commodity prices remain stable. It is felt that the Fed will focus on core inflation (ex-food and energy) to gauge any broadening of price increases. Inflation is expected to average between 2% and 2.5% this year, still moderate by any measure. The Fed will remain on guard for any change in this outlook. As a result, we have modified our range for the long bond up slightly to 5% to 6% due to the uptick in headline inflation and heightened caution by the Fed. We also feel that the continued reduction in supply of Treasuries will provide support for the bond market. The Fund's duration remains one-half year long its benchmark and we may extend duration further should Treasuries breach the 6% yield level and real rates offer value. We are comfortable with the portfolio's current positioning on sector allocation and may reduce some holdings should the economy begin to slow in response to the higher rate environment.

Galaxy High Quality Bond Fund

Distribution of Total Net Assets as of April 30, 1999

[PIE CHART]

Foreign Bond and Net Other Assets and Liabilities 2%
Asset-Backed and Mortgage-Backed Securities 7%
Corporate Notes and Bonds 37%
U.S. Government and Agency Obligations 54%


Galaxy High Quality Bond Fund

Growth of $10,000 investment*

[MOUNTAIN CHART]

Lehman Brothers Long-Term Government/Corporate Bond Index      $10,000 - $20,614
Galaxy High Quality Bond Fund - Retail A Shares                $ 9,625 - $18,214
Galaxy High Quality Bond Fund - Trust Shares                   $10,000 - $18,883
Galaxy High Quality Bond Fund - Retail B Shares                $10,000 - $11,571
Galaxy High Quality Bond Fund - A Prime Shares                 $ 9,525 - $ 9,415
Galaxy High Quality Bond Fund - B Prime Shares                 $10,000 - $ 9,365
Lehman Brothers Government/Corporate Bond Index                $10,000 - $ 9,988


*Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Prime A Shares include the effect of the maximum 4.75% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The Lehman Brothers Long-Term Government/Corporate Bond Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices in which investors cannot invest. Results for the indices do not reflect investment management fees and other expenses incurred by the Fund.

Shareholder Services

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a FleetOne Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.

-------------------------------------------------------------------------------
Certain shareholder services may not be available to Trust, A Prime and B Prime Share investors. Please consult the Fund Prospectus.

* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., Fleet Enterprises, Inc., or Quick & Reilly, Inc., members NASD and SIPC.

[BEGIN SIDEBAR]
"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."
[END SIDEBAR]

Short-Term Bond Fund

Portfolio of Investments
April 30, 1999 (unaudited)

   Par Value                                            Value
   ---------                                         -----------
CORPORATE NOTES AND BONDS - 39.68%

                  Finance - 14.79%

$ 2,000,000       Caterpillar Financial Services
                  Corp., MTN
                  5.47%, 09/12/01 ................   $ 1,990,000
  2,000,000       General Electric Capital Corp.
                  Series A, MTN
                  5.92%, 04/03/01 ................     2,017,500
  1,000,000       General Electric Capital Corp., MTN
                  5.50%, 04/15/02 ................       996,000
  4,000,000       Keycorp Institutional Capital Corp.
                  Series A
                  6.63%, 06/15/29
                  Putable 06/01/99 (A) ...........     4,003,360
                                                     -----------
                                                       9,006,860
                                                     -----------
                  Automobile Finance - 12.00%

  1,000,000       Associates Corp. of North America
                  Senior Note
                  5.50%, 02/15/02 ................       993,750
  1,000,000       Associates Corp. of North America
                  Senior Note
                  6.50%, 07/15/02 ................     1,018,750
  1,250,000       Ford Motor Credit Co.
                  6.85%, 08/15/00 ................     1,270,400
    250,000       Ford Motor Credit Co.
                  6.25%, 11/08/00 ................       252,460
  1,200,000       Ford Motor Credit Co.
                  5.75%, 01/25/01 ................     1,203,000
    500,000       Ford Motor Credit Co.
                  7.00%, 09/25/01 ................       514,375
  2,000,000       General Motors Acceptance Corp.
                  7.13%, 05/01/01 ................     2,055,000
                                                     -----------
                                                       7,307,735
                                                     -----------
                  Utilities - 4.97%

  2,000,000       Florida Power Corp , MTN
                  6.47%, 07/01/01 ................     2,035,000
  1,000,000       Sprint Capital Corp.
                  5.88%, 05/01/04 ................       990,000
                                                     -----------
                                                       3,025,000
                                                     -----------
                  Technology - 3.30%

  2,000,000       International Business
                  Machines Corp., MTN
                  5.80%, 05/15/01 ................     2,008,197
                                                     -----------
                  Transportation - 3.02%

  1,820,000       Norfolk Southern Corp.
                  6.70%, 05/01/00 ................     1,840,475
                                                     -----------

   Par Value                                            Value
   ---------                                         -----------
                  Industrial - 1.60%

$ 1,000,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (A) ............   $   977,500
                                                     -----------
                  Total Corporate Notes and Bonds     24,165,767
                  (Cost $24,145,641)                 -----------

ASSET-BACKED AND MORTGAGED-BACKED SECURITIES - 24.66%

    241,530       Chase Manhattan Auto Owner Trust
                  Series 1998-A, Class A2
                  5.68%, 05/15/00 ................       241,836
  4,000,000       Chemical Master Credit Card Trust I
                  Series 1995-2, Class A
                  6.23%, 06/15/03 ................     4,043,720
  1,000,000       Citibank Credit Card Master Trust I
                  Series 1999-1, Class A
                  5.50%, 02/15/06 ................       983,120
  1,500,000       Discover Card Master Trust I
                  Series 1999-1, Class A
                  5.30%, 08/15/04 ................     1,482,142
  1,250,000       Ford Credit Auto Owner Trust
                  Series 1998-A, Class A3
                  5.65%, 10/15/01 ................     1,253,512
  1,722,664       Norwest Asset Securities Corp.
                  Series 1997-17, Class A1, CMO
                  6.75%, 11/25/27 ................     1,728,039
  1,493,124       Prudential Home Mortgage Securities
                  Series 1996-7, Class A-1, CMO
                  6.75%, 06/25/11 ................     1,497,782
    999,602       Prudential Home Mortgage Securities
                  Series 1993-38, Class A3, CMO
                  6.15%, 09/25/23 ................       997,103
  1,031,250       Ryland Mortgage Securities Corp.
                  Series 1993-3, Class A, CMO
                  6.71%, 08/25/08 ................     1,039,856
  1,750,000       Sears Credit Account Master Trust
                  Series 1996-2, Class A
                  6.50%, 10/15/03 ................     1,755,460
                                                     -----------
                  Total Asset-Backed and
                  Mortgage-Backed Securities .....    15,022,570
                  (Cost $14,930,874)                 -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.61%

                  Government National
                  Mortgage Association - 6.28%

  1,458,851       6.50%, 09/15/13, Pool # 476201..     1,476,620
    954,297       7.00%, 11/15/13, Pool # 780921..       978,450
  1,352,813       7.00%, 01/15/26, Pool # 423465..     1,373,525
                                                     -----------
                                                       3,828,595
                                                     -----------
                  Federal Home Loan Bank - 5.00%

  1,000,000       5.63%, 03/19/01 ................     1,005,310
  2,000,000       6.23%, 09/19/01 ................     2,038,120
                                                     -----------
                                                       3,043,430
                                                     -----------

                       See Notes to Financial Statements.

Short-Term Bond Fund

April 30, 1999 (unaudited)

   Par Value                                            Value
   ---------                                         -----------
                  Federal Home Loan
                  Mortgage Corporation - 3.81%

$ 1,325,904       5.50%, 08/01/00, Pool # M80285 ..  $ 1,323,464
    138,807       7.00%, 05/01/19, Pool # D29158 ..      141,171
    848,678       6.50%, 11/15/23, Pool # 002008 ..      854,508
                                                     -----------
                                                       2,319,143
                                                     -----------
                  Federal Farm Credit Bank - 3.34%

  2,000,000       6.10%, 09/24/01, MTN ............    2,032,820
                                                     -----------

                  Federal National
                  Mortgage Association - 3.06%

    892,240       6.50%, 03/01/12, Pool # 313409 ..      899,485
    973,407       6.00%, 01/01/14, Pool # 482523 ..      967,236
                                                     -----------
                                                       1,866,721
                                                     -----------
                  U.S. Treasury Notes - 0.12%

     75,000       4.75%, 02/15/04 .................       73,500
                                                     -----------
                  Total U.S. Government
                  and Agency Obligations ..........   13,164,209
                  (Cost $13,164,739)                 -----------

FOREIGN BOND (C) - 3.27%

  2,000,000       Xerox Credit Corp,
                  Series E, Euro MTN
                  5.40%, 09/11/00 .................    1,991,000
                                                     -----------
                  Total Foreign Bond ..............    1,991,000
                  (Cost $1,973,580)                  -----------

COMMERCIAL PAPER (B) - 3.28%

  2,000,000       John Deere Capital Corp.
                  4.65%, 05/10/99 .................    1,997,600
                                                     -----------
                  Total Commercial Paper ..........    1,997,600
                  (Cost $1,997,600)                  -----------


   Par Value                                            Value
   ---------                                         -----------
REPURCHASE AGREEMENT -  6.75%

$ 4,109,000       Repurchase Agreement with:
                  State Street Bank
                  4.87%, 04/30/99, dated 05/03/99
                  Repurchase Price $4,110,668
                  (Collateralized by U.S. Treasury
                  Bond 8.50%, Due 2020;
                  Total Par $3,150,000
                  Market Value $4,248,171) ........  $ 4,109,000
                                                     -----------
                  Total Repurchase Agreement ......    4,109,000
                  (Cost $4,109,000)                  -----------

Total Investments - 99.25% ........................   60,450,146
(Cost $60,321,434)                                   -----------

Net Other Assets and Liabilities - 0.75% ..........      457,115
                                                     -----------
Net Assets - 100.00% ..............................  $60,907,261
                                                     ===========


-----------------------------------
(A)   Securities exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1999, these securities amounted to $4,980,860 or 8.18% of net assets.
(B)   Discount yield at time of purchase
(C)   Euro-Dollar Bond
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

                       See Notes to Financial Statements.

Intermediate Government Income Fund

Portfolio of Investments
April 30, 1999 (unaudited)

   Par Value                                            Value
   ---------                                         -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 70.65%

                  U.S. Treasury Bonds - 14.72%

$   500,000       11.13%, 08/15/03 ................  $   609,880
  1,200,000       11.88%, 11/15/03 ................    1,511,448
  7,000,000       10.75%, 08/15/05 ................    8,968,680
  2,350,000       12.00%, 11/15/13 ................    3,414,292
  3,000,000       7.50%, 11/15/16 .................    3,516,300
  1,250,000       8.50%, 02/15/20 .................    1,630,763
  3,500,000       7.88%, 02/15/21 .................    4,321,135
  6,750,000       8.13%, 08/15/21 .................    8,558,325
  3,000,000       7.25%, 08/15/22 .................    3,491,940
  4,000,000       6.88%, 08/15/25 .................    4,511,360
  1,500,000       6.38%, 08/15/27 .................    1,601,580
  2,000,000       6.13%, 11/15/27 .................    2,070,140
  1,500,000       5.50%, 08/15/28 .................    1,428,705
                                                     -----------
                                                      45,634,548
                                                     -----------
                  Government National
                  Mortgage Association - 14.66%

  6,138,309       6.50%, 07/15/09, Pool # 780357 ..    6,213,381
     23,542       6.50%, 06/15/13, Pool # 462795 ..       23,828
    465,993       6.50%, 07/15/13, Pool # 468077 ..      471,668
    980,060       6.50%, 09/15/13, Pool # 464192 ..      991,997
    368,326       6.50%, 09/15/13, Pool # 476619 ..      372,813
    467,801       6.50%, 09/15/13, Pool # 487907 ..      473,499
    544,021       7.00%, 09/15/13, Pool # 484233 ..      557,791
     96,470       6.50%, 10/15/13, Pool # 464249 ..       97,645
  1,952,189       6.50%, 10/15/13, Pool # 477500 ..    1,975,967
    493,838       6.50%, 10/15/13, Pool # 481575 ..      499,852
    497,203       6.50%, 11/15/13, Pool # 475712 ..      503,259
    485,526       6.50%, 11/15/13, Pool # 492010 ..      491,440
    839,683       7.00%, 07/20/21, Pool # 008809 ..      855,165
  2,992,749       6.88%, 04/20/22, Pool # 008956 ..    3,030,636
  2,594,559       7.50%, 08/15/27, Pool # 448965 ..    2,674,004
  1,002,171       7.50%, 10/15/27, Pool # 460697 ..    1,032,857
  3,535,000       6.00%, 10/01/28 .................    3,424,531
  1,373,902       7.50%, 11/15/28, Pool # 486708 ..    1,415,971
  1,498,333       6.50%, 12/15/28, Pool # 495775 ..    1,488,489
  3,996,285       7.00%, 12/15/28, Pool # 483886 ..    4,054,951
    339,662       7.00%, 01/15/29, Pool # 499333 ..      344,648
  3,437,329       7.00%, 02/15/29, Pool # 486937 ..    3,487,789
  1,230,202       6.50%, 03/15/29, Pool # 464613 ..    1,222,119
  3,436,350       6.00%, 03/15/29, Pool # 464632 ..    3,327,865
  1,836,709       6.50%, 04/15/29, Pool # 474844 ..    1,824,642
  3,000,300       6.50%, 04/15/29, Pool # 493855 ..    2,986,948
    633,459       6.50%, 04/15/29, Pool # 502170 ..      630,640
  1,000,100       6.50%, 04/15/29, Pool # 506494 ..      995,649
                                                     -----------
                                                      45,470,044
                                                     -----------
                  Federal Home Loan
                  Mortgage Corporation - 11.32%

  5,000,000       6.70%, 07/15/06, CMO, Pool # 1233-G  5,060,900
  5,000,000       5.13%, 10/15/08 .................    4,722,150
  6,972,101       5.00%, 12/01/13, Pool # E73815 ..    6,621,265
  8,000,836       5.50%, 03/15/14, Pool # 002134 ..    7,593,273


   Par Value                                            Value
   ---------                                         -----------
                  Federal Home Loan
                  Mortgage Corporation (continued)

$ 4,972,717       6.50%, 10/15/23, CMO, Pool
                  # 001990 ........................  $ 5,010,012
  5,936,251       7.50%, 09/01/28, Pool # C00664 ..    6,101,338
                                                     -----------
                                                      35,108,938
                                                     -----------
                  U.S. Government-Backed Bonds - 11.19%

  4,830,000       A.I.D. State of Israel
                  Series 2-D
                  5.63%, 09/15/03 .................    4,815,800
    750,000       A.I.D. State of Israel
                  Series 7-A
                  5.45%, 02/15/01 .................      749,175
  6,450,000       A.I.D. State of Israel
                  Series 8-B
                  6.05%, 08/15/00 .................    6,493,280
  5,000,000       A.I.D. State of Israel
                  Series 8-B
                  6.38%, 08/15/01 .................    5,090,850
  5,000,000       A.I.D. State of Israel
                  Series 8-C
                  6.63%, 08/15/03 .................    5,172,800
  6,200,000       Private Export Funding Corp.
                  Series B
                  6.49%, 07/15/07 .................    6,494,500
  5,882,511       Small Business Administration
                  Participation Certificates
                  Series SBIC-PS 1955-10B
                  7.25%, 05/10/05 .................    5,897,217
                                                     -----------
                                                      34,713,622
                                                     -----------
                  Federal National
                  Mortgage Association - 10.03%

  3,000,000       5.10%, 09/25/00, MTN ............    2,995,830
  7,000,000       5.72%, 01/09/01, MTN ............    7,045,010
  2,333,752       5.00%, 05/01/09, Pool # 326584 ..    2,245,560
      2,162       8.00%, 12/01/09, Pool # 313180 ..        2,229
  1,683,306       6.00%, 04/01/11, Pool # 398072 ..    1,672,786
  9,292,957       7.00%, 05/01/12, Pool # 313522 ..    9,493,313
    515,140       7.00%, 12/01/12, Pool # 251339 ..      526,246
  5,000,000       5.50%, 05/25/14 .................    4,870,320
  2,241,055       6.75%, 04/15/21, CMO, Pool
                  # 0096-4 ........................   2,265,550
                                                     -----------
                                                      31,116,844
                                                     -----------
                  U.S. Treasury Notes - 8.20%

  2,000,000       5.00%, 02/28/01 .................    1,997,440
    300,000       6.50%, 05/31/02 .................      311,493
  1,000,000       5.88%, 02/15/04 .................    1,026,060
  3,000,000       7.00%, 07/15/06 .................    3,279,180
  3,000,000       6.50%, 10/15/06 .................    3,196,320
  4,350,000       6.63%, 05/15/07 .................    4,684,689
  7,000,000       5.63%, 05/15/08 .................    7,101,220
  4,000,000       4.75%, 11/15/08 .................    3,822,480
                                                     -----------
                                                      25,418,882
                                                     -----------

                       See Notes to Financial Statements.

Intermediate Government Income Fund

April 30, 1999 (unaudited)

   Par Value                                            Value
   ---------                                         -----------
                  U.S. Treasury Strips (A) - 0.53%

$ 5,000,000       3.03%, 11/15/17 Interest only (B) $  1,632,950
                  Total U.S. Government              -----------
                  and Agency Obligations ..........  219,095,828
                  (Cost $220,050,893)                -----------

CORPORATE NOTES AND BONDS - 17.34%

                  Banking - 4.41%

  7,500,000       Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01 .................    7,593,750
  6,000,000       NationsBank Texas
                  National Association, Senior Note,
                  6.35%, 03/15/01 .................    6,090,000
                                                     -----------
                                                      13,683,750
                                                     -----------
                  Utilities - 3.96%

  5,125,000       Baltimore Gas & Electric
                  6.50%, 02/15/03 .................    5,214,688
  1,975,000       Emerson Electric Co.
                  5.85%, 03/15/09 .................    1,950,135
  1,650,000       National Rural Utilities
                  5.25%, 01/15/05 .................    1,614,938
  2,500,000       Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07 .................    2,521,875
  1,000,000       Sprint Capital Corp.
                  5.88%, 05/01/04 .................      990,000
                                                     -----------
                                                      12,291,636
                                                     -----------
                  Finance - 3.42%

  4,500,000       Chase Manhattan Corp.
                  5.75%, 04/15/04 .................    4,449,375
  1,000,000       American Express
                  6.75%, 06/23/04 .................    1,030,000
  5,000,000       Pitney Bowes Credit Corp.
                  Series C, MTN
                  6.78%, 07/16/01 .................    5,131,250
                                                     -----------
                                                      10,610,625
                                                     -----------
                  Consumer Staples - 2.77%

  1,250,000       Archer-Daniels-Midland
                  6.63%, 05/01/29 .................    1,223,438
  5,000,000       Pepsi Bottling Holdings, Inc. (C)
                  Series 144A
                  5.38%, 02/17/04 .................    4,887,500


   Par Value                                            Value
   ---------                                         -----------
                  Consumer Staples (continued)

$ 2,500,000       Stanford University
                  5.85%, 03/15/09 .................  $ 2,468,750
                                                     -----------
                                                       8,579,688
                                                     -----------
                  Capital Goods - 1.68%

  5,000,000       Xerox Corp.
                  7.15%, 08/01/04 .................    5,206,250
                                                     -----------
                  Automobile Finance - 1.10%

  2,100,000       Ford Motor Credit Co.
                  6.25%, 11/08/00 .................    2,120,664
  1,250,000       Ford Motor Credit Co.
                  7.00%, 09/25/01 .................    1,285,938
                                                     -----------
                                                       3,406,602
                                                     -----------
                  Total Corporate Notes and Bonds .   53,778,551
                  (Cost $53,520,299)                 -----------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 10.49%

  3,000,000       Chase Manhattan Auto Owner Trust
                  Series 1998-C, Class A3
                  5.80%, 01/15/02 .................    3,013,110
  6,000,000       Chemical Master Credit Card Trust I
                  Series 1996-1, Class A
                  5.55%, 09/15/03 .................    6,001,860
  4,000,000       Discover Card Master Trust I
                  Series 1999-2, Class A
                  5.90%, 10/15/04 .................    4,032,500
  3,240,000       Discover Card Master Trust I
                  Series 1999-4, Class A
                  5.65%, 11/16/04 .................    3,245,063
  6,000,000       Ford Credit Auto Owner Trust
                  Series 1999-A, Class A4
                  5.31%, 11/15/01 .................    5,994,510
  2,500,000       MBNA Master Credit Card Trust
                  Series 1998-J, Class A
                  5.25%, 02/15/06 .................    2,446,075
  1,760,000       Premier Auto Trust
                  Series 1999-2, Class A4
                  5.59%, 02/09/04 .................    1,759,516
  2,488,540       Prudential Home Mortgage Securities
                  Class 1996-7,  Series A-1,
                  CMO 6.75%, 06/25/11 .............    2,496,304
  3,538,269       Rural Housing Trust
                  Series 1987-1, Class 1-D, CMO
                  6.33%, 04/01/26 .................    3,533,846
                                                     -----------
                  Total Asset-Backed and
                  Mortgage-Backed Securities ......   32,522,784
                  (Cost $32,436,290)                 -----------

                       See Notes to Financial Statements.

Intermediate Government Income Fund

April 30, 1999 (unaudited)

   Par Value                                            Value
   ---------                                         -----------
REPURCHASE AGREEMENT - 1.98%

$ 6,135,000       Repurchase Agreement with:
                  State Street Bank
                  4.87%, 05/03/99, dated 4/30/99
                  Repurchase Price $6,137,490
                  (Collateralized by U.S. Treasury
                  Bond 8.50%, Due 12/15/20;
                  Total Par $4,705,000
                  Market Value $6,263,531) ........ $  6,135,000
                                                    ------------
                  Total Repurchase Agreement ......    6,135,000
                  (Cost $6,135,000)                 ------------

Total Investments - 100.46% .......................  311,532,163
(Cost $312,142,482)                                 ------------

Net Other Assets and Liabilities - (0.46)% ........   (1,414,389)
                                                    ------------
Net Assets - 100.00% .............................. $310,117,774
                                                    ============

-----------------------------------
(A)  Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At April 30, 1999, this security amounted to $4,887,500 or 1.58% of net assets.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note





                       See Notes to Financial Statements.

Corporate Bond Fund

Portfolio of Investments
April 30, 1999 (unaudited)

   Par Value                                            Value
   ---------                                         -----------
CORPORATE NOTES AND BONDS - 65.13%

                  Finance - 13.64%

$ 1,000,000       Ahold Finance USA, Inc.
                  6.25%, 05/01/09 ................. $    983,750
    300,000       CitiGroup, Inc.
                  6.13%, 06/15/00 .................      300,915
    250,000       CitiGroup, Inc.
                  6.63%, 09/15/05 .................      252,812
  1,000,000       CitiGroup, Inc.
                  6.88%, 06/01/25 .................    1,027,500
    880,000       Commercial Credit Co.
                  8.25%, 11/01/01 .................      930,600
  1,000,000       Commercial Credit Co.
                  6.20%, 11/15/01 .................    1,011,250
    500,000       Dean Witter Discover & Co.
                  6.75%, 08/15/00 .................      507,060
  1,000,000       Diageo Capital, Plc
                  6.00%, 03/27/03 .................    1,001,000
  1,000,000       Keycorp Institutional Capital Corp.
                  Series A
                  6.63%, 06/15/29
                  Putable 06/01/99 (A) ............    1,000,840
  1,000,000       Norwest Financial, Inc.,
                  Senior Note
                  6.88%, 06/15/00 .................    1,016,160
  2,400,000       Paccar Financial Corp.,
                  Senior Note
                  Series H, MTN
                  5.86%, 03/15/01 .................    2,406,000
  1,020,000       Pitney Bowes Credit Corp.
                  6.63%, 06/01/02 .................    1,046,775
    180,000       USL Capital Corp., Senior Note
                  8.13%, 02/15/00 .................      183,456
                                                    ------------
                                                      11,668,118
                                                    ------------

                  Consumer Staples - 9.50%

  1,575,000       Archer-Daniels-Midland
                  6.63%, 05/01/29 .................    1,541,531
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.88%, 02/01/02 .................    1,052,500
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.13%, 08/01/17 .................    1,041,250
    500,000       Crown Cork & Seal Co., Inc.
                  8.38%, 01/15/05 .................      543,750
  1,000,000       Mead Corp., Debenture
                  6.84%, 03/01/37 .................    1,048,750
  1,000,000       Minnesota Mining & Manufacturing Co.
                  Debenture
                  6.38%, 02/15/28 .................      967,500
  1,000,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (A) .............      977,500
    300,000       Seagram Co., Ltd., Yankee Note
                  6.50%, 04/01/03 .................      299,250
    675,000       Sysco Corp., Debenture
                  6.50%, 08/01/28 .................      654,750
                                                    ------------
                                                       8,126,781
                                                    ------------
   Par Value                                            Value
   ---------                                         -----------
                  Telephone and Telecommunications - 6.31%

$   455,000       GTE California, Inc., Debenture
                  6.75%, 03/15/04 .................  $   469,788
    350,000       GTE Corp., Debenture
                  9.38%, 12/01/00 .................      368,375
    925,000       GTE Corp., Debenture
                  6.46%, 04/15/08 .................      937,302
  1,000,000       GTE Southwest, Inc., Debenture
                  6.00%, 01/15/06 .................      991,250
  2,000,000       MCI WorldCom, Inc.
                  6.13%, 04/15/02 .................    2,010,000
    625,000       Sprint Capital Corp.
                  6.90%, 05/01/19 .................      615,625
                                                    ------------
                                                       5,392,340
                                                    ------------
                  Manufacturing - 6.15%

  1,000,000       International Paper Co.
                  7.63%, 08/01/04 .................    1,047,500
    500,000       Loral Corp., Senior Note
                  7.63%, 06/15/04 .................      536,250
  1,500,000       Raytheon Co.
                  6.50%, 07/15/05 .................    1,522,500
  1,000,000       Snap-On, Inc.
                  6.63%, 10/01/05 .................    1,042,500
  1,000,000       Weyerhaeuser Co., Debenture
                  8.38%, 02/15/07 .................    1,111,250
                                                    ------------
                                                       5,260,000
                                                    ------------
                  Banking - 5.87%

  1,000,000       Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01 .................    1,012,500
  2,000,000       Branch Banking & Trust Co.,
                  Senior Note
                  5.70%, 02/01/01 .................    2,000,000
    500,000       National City Bank of Kentucky
                  Subordinated Note
                  6.30%, 02/15/11 .................      484,375
  1,000,000       NationsBank of North America
                  5.86%, 05/26/00 .................    1,003,750
    500,000       SunTrust Bank, Atlanta
                  Subordinated Note
                  7.25%, 09/15/06 .................      522,500
                                                    ------------
                                                       5,023,125
                                                    ------------
                  Utilities - 5.05%

  1,000,000       Baltimore Gas & Electric Co.,
                  Mortgage
                  8.38%, 08/15/01 .................    1,053,750
    500,000       Emerson Electric Co.
                  5.85%, 03/15/09 .................      493,705
    500,000       National Rural Utilities
                  6.13%, 05/15/05 .................      503,125
  1,000,000       PacifiCorp, MTN
                  6.38%, 05/15/08 .................    1,006,250

                       See Notes to Financial Statements.

Corporate Bond Fund

April 30, 1999 (unaudited)

   Par Value                                            Value
   ---------                                         -----------
                  Utilities (continued)

$ 1,000,000       Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07 ................. $  1,008,750
    250,000       Virginia Electric & Power Co.,
                  MTN
                  9.40%, 05/27/99 .................      250,625
                                                    ------------
                                                       4,316,205
                                                    ------------
                  Automobile Finance - 4.36%

    950,000       Associates Corp. of North America
                  6.38%, 06/15/00 .................      959,177
    250,000       Ford Motor Credit Co.
                  Debenture
                  6.25%, 11/08/00 .................      252,460
    250,000       Ford Motor Credit Co.,
                  7.00%, 09/25/01 .................      257,188
  1,000,000       Ford Motor Credit Co.,
                  Senior Note
                  6.50%, 02/28/02 .................    1,018,750
  1,000,000       General Motors Acceptance Corp.
                  6.88%, 07/15/01 .................    1,025,000
    200,000       General Motors Acceptance Corp.
                  9.63%, 12/15/01 .................      218,500
                                                    ------------
                                                       3,731,075
                                                    ------------
                  Consumer Products - 3.71%

  1,100,000       Hershey Foods Corp., Debenture
                  7.20%, 08/15/27 .................    1,179,750
  1,000,000       McDonald's Corp., Senior MTN
                  5.95%, 01/15/08 .................      995,000
  1,000,000       PepsiCo, Inc., MTN
                  5.75%, 01/01/03 .................      997,500
                                                    ------------
                                                       3,172,250
                                                    ------------
                  Technology - 2.77%

    895,000       International Business Machines
                  Corp.
                  5.38%, 02/01/09 .................      849,131
  1,000,000       International Business Machines
                  Corp. Debenture
                  6.22%, 08/01/27 .................    1,025,000
    500,000       Pitney Bowes, Inc.
                  5.50%, 04/15/04 .................      493,750
                                                    ------------
                                                       2,367,881
                                                    ------------
                  Health Care - 1.66%

    150,000       Becton Dickinson & Co., Debenture
                  8.80%, 03/01/01 .................      158,062
  1,275,000       Becton Dickinson & Co., Debenture
                  6.70%, 08/01/28 .................    1,260,656
                                                    ------------
                                                       1,418,718
                                                    ------------

   Par Value                                            Value
   ---------                                         -----------
                  Transportation - 1.54%

$ 1,000,000       Burlington North Santa Fe
                  6.13%, 03/15/09 ................. $    987,500
    300,000       Southwest Airlines Co.
                  8.00%, 03/01/05 .................      328,125
                                                    ------------
                                                       1,315,625
                                                    ------------
                  Book Publishing - 1.26%

  1,000,000       New York Times Co., Note
                  7.63%, 03/15/05 .................    1,080,000
                                                    ------------
                  Merchandising and Retail - 1.23%

  1,000,000       Wal-Mart Stores, Inc.
                  8.63%, 04/01/01 .................    1,052,500
                                                    ------------
                  Insurance - 1.18%

  1,000,000       Hartford Financial Services Group
                  6.38%, 11/01/02 .................    1,008,750
                                                    ------------
                  Oil, Gas and Petroleum - 0.90%

    500,000       Atlantic Richfield Co., Debenture
                  10.88%, 07/15/05 ................      620,000
    150,000       Unocal Corp., MTN, Debenture
                  9.25%, 08/02/99 .................      151,312
                                                    ------------
                                                         771,312
                                                    ------------
                  Total Corporate Notes and Bonds .   55,704,680
                  (Cost $55,766,671)                ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.33%

                  Federal National
                  Mortgage Association - 7.02%

     69,390       7.50%, 11/01/07, Pool # 188629 ..       71,601
    750,000       5.25%, 01/15/09 .................      715,373
     93,846       5.00%, 08/01/10, Pool # 006893
                  Series A-1, CMO .................       89,652
    442,677       7.00%, 09/01/12, Pool # 398610 ..      452,222
    406,418       7.00%, 12/01/12, Pool # 251339 ..      415,181
  1,124,906       7.50%, 06/01/13, Pool # 457543 ..    1,160,756
  1,996,170       6.00%, 11/01/23, Pool # 050940 ..    1,940,038
    676,932       6.50%, 03/01/28, Pool # 412263 ..      672,485
    503,954       6.00%, 12/01/28, Pool # 450593 ..      488,362
                                                    ------------
                                                       6,005,670
                                                    ------------
                  U.S. Treasury Notes - 5.90%

  1,000,000       4.50%, 01/31/01 .................      990,680
    250,000       6.38%, 03/31/01 .................      255,760
  1,000,000       5.75%, 08/15/03 .................    1,018,880
  1,250,000       4.75%, 02/15/04 .................    1,225,000

                       See Notes to Financial Statements.

Corporate Bond Fund

April 30, 1999 (unaudited)


   Par Value                                            Value
   ---------                                         -----------
                  U.S. Treasury Notes (continued)

$ 1,000,000       7.25%, 08/15/04 .................  $ 1,088,780
    250,000       4.75%, 11/15/08 .................      238,905
    250,000       5.25%, 11/15/28 .................      231,330
                                                     -----------
                                                       5,049,335
                                                     -----------
                  U.S. Treasury Bonds - 4.85%

  1,000,000       11.63%, 11/15/02 ................    1,201,680
  1,350,000       12.00%, 08/15/13 ................    1,961,402
    840,000       7.50%, 11/15/16 .................      984,564
                                                     -----------
                                                       4,147,646
                                                     -----------
                  Federal Home Loan
                  Mortgage Corporation - 2.31%

     11,465       8.75%, 08/01/01, Pool # 220011 ..       11,787
  1,000,000       5.75%, 07/15/03 .................    1,005,450
     66,391       7.00%, 06/01/04, Pool # 189683 ..       67,415
     51,237       7.50%, 08/01/08, Pool # 181313 ..       52,154
     23,346       7.00%, 05/01/16, Pool # 272046 ..       23,885
    150,789       7.00%, 02/01/17, Pool # 289284 ..      154,574
     66,674       8.00%, 07/01/21, Pool # C00068 ..       69,611
     44,569       8.00%, 10/01/21, Pool # D11045 ..       46,532
    159,548       7.00%, 10/01/22, Pool # C00184 ..      162,091
    163,667       7.00%, 02/01/23, Pool # C00213 ..      166,276
    220,191       6.00%, 09/01/23, Pool # D41208 ..      214,206
                                                     -----------
                                                       1,973,981
                                                     -----------
                  Government National
                  Mortgage Association - 1.66%

     68,624       9.00%, 09/15/04, Pool # 003669 ..       71,980
     45,049       9.00%, 12/15/08, Pool # 027562 ..       47,944
    115,930       8.00%, 05/15/22, Pool # 319062 ..      121,220
    499,211       6.00%, 03/15/29, Pool # 487061 ..      483,451
    697,069       6.50%, 03/15/29, Pool # 464613 ..      692,489
                                                     -----------
                                                       1,417,084
                                                     -----------
                  Federal Home Loan Bank - 0.59%

    500,000       5.38%, 03/02/01 .................      500,520
                                                     -----------
                  Total U.S. Government
                  and Agency Obligations ..........   19,094,236
                  (Cost $19,338,690)                 -----------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 5.95%

  2,000,000       Chemical Master Credit Card Trust I
                  Series 1996-1, Class A
                  5.55%, 09/15/03 .................    2,000,620
  1,000,000       Ford Credit Auto Owner Trust
                  Series 1999-A, Class A-4
                  5.31%, 11/15/01 .................      999,085

   Par Value                                            Value
   ---------                                         -----------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$ 1,063,830       Guaranteed Export Trust Certificates
                  Series 1993-D, Class A-3
                  5.23%, 05/15/05 .................  $ 1,043,739
     26,902       NationsBank Auto Owner Trust
                  Series 1996-A, Class A-3
                  6.38%, 07/15/00 .................       26,911
     21,299       Premier Auto Trust
                  Series 1996-3, Class A-3
                  6.50%, 03/06/00 .................       21,299
  1,000,000       Premier Auto Trust
                  Series 1999-2, Class A-4
                  5.59%, 02/09/04 .................      999,725
                                                     -----------
                  Total Asset-Backed and
                  Mortgage-Backed Securities ......    5,091,379
                  (Cost $5,067,871)                  -----------

FOREIGN BONDS (B) - 3.49%

  1,000,000       Heinz (H.J.) Co.
                  5.75%, 02/03/03 .................      993,200
  2,000,000       Xerox Credit Corp., Euro MTN
                  Series E
                  5.40%, 09/11/00 .................    1,991,000
                                                     -----------
                  Total Foreign Bonds .............    2,984,200
                  (Cost $2,958,240)                  -----------

REPURCHASE AGREEMENT - 3.49%

  2,986,000       Repurchase Agreement with:
                  State Street Bank
                  4.87%, 04/30/99, dated 05/03/99
                  Repurchase Price $2,986,404
                  (Collateralized by U.S. Treasury Bond
                  8.50%, Due 02/15/20;
                  Total Par $2,290,000
                  Market Value $3,048,563) ........    2,986,000
                                                     -----------
                  Total Repurchase Agreement ......    2,986,000
                  (Cost $2,986,000)                  -----------

Total Investments - 100.39% .......................   85,860,495
(Cost $86,117,472)                                   -----------

Net Assets and Other Liabilities - (0.39)% ........     (333,251)
                                                     -----------
Net Assets - 100.00% ..............................  $85,527,244
                                                     ===========

-----------------------------------
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1999, these securities amounted to $1,978,340 or 2.31% of net assets.
(B)  Euro-Dollar Bond
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                       See Notes to Financial Statements.

High Quality Bond Fund

Portfolio of Investments
April 30, 1999 (unaudited)


   Par Value                                            Value
   ---------                                         -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 54.23%

                  U.S. Treasury Bonds - 19.08%

$ 4,450,000       12.00%, 08/15/13 ................  $ 6,465,361
  4,000,000       13.25%, 05/15/14 ................    6,291,520
    950,000       7.50%, 11/15/16 .................    1,113,495
  6,000,000       7.88%, 02/15/21 .................    7,407,660
    200,000       8.13%, 05/15/21 .................      253,304
  9,500,000       8.13%, 08/15/21 .................   12,045,050
  3,500,000       8.00%, 11/15/21 .................    4,394,180
  5,500,000       7.25%, 08/15/22 .................    6,401,890
  1,475,000       6.38%, 08/15/27 .................    1,574,887
  6,090,000       6.13%, 11/15/27 .................    6,303,576
  2,500,000       5.50%, 08/15/28 .................    2,381,175
                                                     -----------
                                                      54,632,098
                                                     -----------
                  Government National
                  Mortgage Association - 10.94%

    260,204       6.50%, 03/15/13, Pool # 458165 ..      263,456
     82,210       6.50%, 03/15/13, Pool # 463723 ..       83,237
    278,117       6.50%, 04/15/13, Pool # 466013 ..      281,594
    304,377       6.50%, 04/15/13, Pool # 473476 ..      308,182
    307,412       6.50%, 05/15/13, Pool # 433742 ..      311,254
    145,524       6.50%, 05/15/13, Pool # 476292 ..      147,343
     50,704       6.50%, 10/15/13, Pool # 434026 ..       51,322
    369,117       6.50%, 10/15/13, Pool # 434017 ..      373,613
  2,015,998       6.50%, 10/15/13, Pool # 471586 ..    2,040,553
    390,844       6.50%, 10/15/13, Pool # 464249 ..      395,605
    129,691       6.50%, 10/15/13, Pool # 484576 ..      131,271
  1,144,596       6.50%, 11/15/13, Pool # 454228 ..    1,158,538
    788,013       6.50%, 11/15/13, Pool # 477529 ..      797,611
    925,441       6.50%, 11/15/13, Pool # 490795 ..      936,713
  1,038,534       7.00%, 07/20/22, Pool # 008022 (C)   1,056,386
  1,479,780       7.00%, 11/15/22, Pool # 330551 ..    1,505,218
  1,000,100       6.50%, 01/15/29, Pool # 482909 ..      993,529
  3,516,776       7.00%, 01/15/29, Pool # 499333 ..    3,568,402
    778,963       7.00%, 02/15/29, Pool # 470018 ..      790,399
  3,598,203       7.00%, 02/15/29, Pool # 486937 ..    3,651,024
  4,940,847       7.00%, 02/15/29, Pool # 492173 ..    5,013,378
     25,002       6.50%, 03/15/29, Pool # 464613 ..       24,838
  3,597,181       6.00%, 03/15/29, Pool # 464632 ..    3,483,618
  2,061,367       6.50%, 03/15/29, Pool # 503051 ..    2,047,823
  1,939,032       6.50%, 04/15/29, Pool # 483349 ..    1,926,293
                                                     -----------
                                                      31,341,200
                                                     -----------
                  Federal National
                  Mortgage Association - 7.99%

  6,000,000       5.10%, 09/25/00, MTN ............    5,991,660
  2,000,000       7.85%, 09/10/04 .................    2,017,300
  3,000,000       8.50%, 02/01/05 .................    3,050,040
    989,677       6.50%, 05/01/06, Pool # 348137 ..      994,151
  2,000,000       6.64%, 07/02/07, MTN ............    2,084,700
  1,615,000       5.25%, 01/15/09 .................    1,540,435
  1,394,429       7.00%, 12/01/12, Pool # 251339 ..    1,424,493
  2,241,055       6.75%, 04/25/21, CMO ............    2,265,550
  3,335,956       8.50%, 12/01/25, Pool # 313420 ..    3,504,823
                                                     -----------
                                                      22,873,152
                                                     -----------


   Par Value                                            Value
   ---------                                         -----------

                  U.S. Treasury Notes - 6.20%

$ 2,500,000       5.00%, 02/28/01 .................  $ 2,496,800
    200,000       5.88%, 11/30/01 .................      203,544
  1,000,000       5.88%, 09/30/02 .................    1,019,530
    500,000       5.75%, 08/15/03 .................      509,440
  2,000,000       4.75%, 02/15/04 .................    1,960,000
  2,000,000       5.88%, 02/15/04 .................    2,052,120
  1,000,000       7.25%, 08/15/04 .................    1,088,780
  1,000,000       7.88%, 11/15/04 .................    1,121,050
  2,500,000       5.63%, 05/15/08 .................    2,536,150
  2,000,000       4.75%, 11/15/08 .................    4,778,100
                                                     -----------
                                                      17,765,514
                                                     -----------
                  Federal Home Loan
                  Mortgage Corporation - 4.22%

  7,000,000       5.50%, 03/15/14, Series 2134,
                  Class PM ........................    6,643,420
  5,479,528       6.50%, 01/01/29, Pool # C21178 ..    5,448,679
                                                     -----------
                                                      12,092,099
                                                     -----------

                  U.S. Government-Backed Bonds - 3.90%

  4,000,000       Private Export Funding Corp.
                  6.49%, 07/15/07 .................    4,190,000
  1,800,000       A.I.D. State of Israel
                  Series 7-A
                  5.45%, 02/15/01 .................    1,798,020
  5,000,000       A.I.D. Israel
                  Series 8-C
                  6.63%, 08/15/03 .................    5,172,800
                                                     -----------
                                                      11,160,820
                                                     -----------
                  U.S. Treasury Strip (A) - 1.90%

  9,000,000       4.86%, 05/15/08 Interest only (B)    5,455,080
                                                     -----------
                  Total U.S. Government
                  and Agency Obligations ..........  155,319,963
                  (Cost $155,159,229)                -----------

CORPORATE NOTES AND BONDS - 36.68%

                  Finance - 11.44%

  1,000,000       American Expresss
                  6.75%, 06/23/04 .................    1,030,000
  2,000,000       Associates Corp. of North America
                  6.63%, 05/15/01 .................    2,037,500
  2,000,000       Associates Corp. of North America,
                  MTN
                  7.40%, 05/03/02 .................    2,085,000
  4,000,000       Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01 .................    4,050,000
  1,500,000       Caterpillar Financial Services Corp.
                  Series F, MTN
                  5.47%, 09/12/01 .................    1,492,500
  7,500,000       Ford Motor Credit Co., Senior Note
                  6.50%, 02/28/02 .................    7,640,625

                       See Notes to Financial Statements.

High Quality Bond Fund

April 30, 1999 (unaudited)


   Par Value                                            Value
   ---------                                         -----------
                  Finance (continued)

$ 1,600,000       General Electric Capital Corp.
                  Series A, MTN
                  5.92%, 04/03/01 .................  $ 1,614,000
    250,000       General Electric Capital Corp.
                  8.30%, 09/20/09 .................      286,562
  2,000,000       Key Bank of North America
                  7.13%, 08/15/06 .................    2,082,500
  3,600,000       Keycorp Institutional Capital Corp.
                  Series A
                  6.63%, 06/15/29
                  Putable 06/01/99 (D) ............    3,603,024
  1,300,000       Suntrust Bank of Central Florida,
                  MTN
                  6.90%, 07/01/07 .................    1,361,750
  3,000,000       Suntrust Bank, Atlanta
                  Subordinated Note
                  7.25%, 09/15/06 .................    3,135,000
  2,350,000       Xerox Credit Corp., Euro MTN
                  5.40%, 09/11/00 .................    2,339,425
                                                     -----------
                                                      32,757,886
                                                     -----------
                  Utilities - 10.25%

    500,000       Emerson Electric Co.
                  5.85%, 03/15/09 .................      493,705
  1,950,000       GTE Corp., Debenture
                  6.46%, 04/15/08 .................    1,975,935
  6,500,000       GTE Florida, Inc., Series A,
                  Debenture
                  6.31%, 12/15/02 .................    6,597,500
  3,000,000       MCI WorldCom, Inc.
                  6.13%, 04/15/02 .................    3,015,000
  3,500,000       National Rural Utilities
                  5.50%, 01/15/05 .................    3,425,625
  1,025,000       National Rural Utilities
                  6.20%, 02/01/08 .................    1,026,281
  5,000,000       PacifiCorp, MTN
                  6.38%, 05/15/08 .................    5,031,250
  2,750,000       Potomac Electric Power Co.
                  First Mortgage
                  6.25%, 10/15/07 .................    2,774,062
  3,500,000       Sprint Capital Corp.
                  6.90%, 05/01/19 .................    3,447,500
  1,500,000       Tele-Commun, Inc.
                  7.25%, 08/01/05 .................    1,588,125
                                                     -----------
                                                      29,374,983
                                                     -----------
                  Consumer Staples - 9.10%

  1,650,000       Archer-Daniels-Midland, Debenture
                  6.63%, 05/01/29 .................    1,614,937
  1,650,000       Coca-Cola Enterprises, Inc.
                  7.13%, 08/01/17 .................    1,718,062
  1,900,000       Colgate-Palmolive Co., Series C,
                  MTN
                  5.27%, 12/01/03 .................    1,854,875
  5,050,000       Hershey Foods Corp.
                  7.20%, 08/15/27 .................    5,416,125
  1,650,000       McDonald's Corp., Senior MTN
                  5.95%, 01/15/08 .................    1,641,750


   Par Value                                            Value
   ---------                                         -----------
                  Consumer Staples (continued)

$ 2,000,000       Minnesota Mining & Manufacturing Co.
                  Debenture
                  6.38%, 02/15/28 .................  $ 1,935,000
  1,800,000       Pepsi Bottling Holdings, Inc.
                  5.38%, 02/17/04 (D) .............    1,759,500
    250,000       Procter & Gamble Co.
                  8.50%, 08/10/09 .................      295,312
  3,000,000       Sara Lee Corp., MTN
                  7.40%, 03/22/02 .................    3,112,500
  3,000,000       Sysco Corp.
                  7.00%, 05/01/06 .................    3,146,250
  3,675,000       Sysco Corp., Debenture
                  6.50%, 08/01/28 .................    3,564,750
                                                     -----------
                                                      26,059,061
                                                     -----------
                  Industrial - 2.35%

  2,000,000       Illinois Tool Works
                  5.75%, 03/01/09 .................    1,957,432
  3,800,000       United Technologies Corp.
                  6.70%, 08/01/28 .................    3,785,750
  1,000,000       Xerox Corp.
                  5.50%, 11/15/03 .................      985,000
                                                     -----------
                                                       6,728,182
                                                     -----------
                  Technology - 2.22%

  2,500,000       International Business Machines Corp.
                  7.25%, 11/01/02 .................    2,612,500
  2,900,000       International Business Machines Corp.
                  5.38%, 02/01/09 .................    2,751,375
  1,000,000       Pitney Bowes, Inc.
                  5.50%, 04/15/04 .................      987,500
                                                     -----------
                                                       6,351,375
                                                     -----------
                  Health Care - 1.32%

    800,000       Abbott Laboratories
                  6.40%, 12/01/06 .................      820,000
  3,000,000       Becton Dickinson, Debenture
                  6.70%, 08/01/28 .................    2,966,250
                                                     -----------
                                                       3,786,250
                                                     -----------
                  Total Corporate Notes and Bonds    105,057,737
                  (Cost $104,466,574)                -----------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 6.50%

  2,300,000       Chase Manhattan Auto Owner Trust
                  Series 1998-C, Class A3
                  5.80%, 01/15/02 .................    2,310,051
  6,000,000       Citibank Credit Card Master Trust I
                  Series 1998-6
                  5.85%, 04/10/03 .................    6,028,080
  1,000,000       Citibank Credit Card Master Trust I
                  Series 1999-1, Class A
                  5.50%, 02/15/06 .................      983,120

                       See Notes to Financial Statements.

High Quality Bond Fund

April 30, 1999 (unaudited)


   Par Value                                            Value
   ---------                                         -----------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$   700,000       MBNA Master Credit Card Trust
                  Series 1998-D, Class A
                  5.80%, 12/15/05 ................. $    702,761
  4,000,000       MBNA Master Credit Card Trust
                  Series 1998-J, Class A
                  5.25%, 02/15/06 .................    3,913,720
  1,505,660       Prudential Home Mortgage Securities
                  Series 1993-38, Class A-3, CMO
                  6.15%, 09/25/23 .................    1,501,896
  3,184,102       Rural Housing Trust
                  Series 1987-1, Class 1-D, CMO
                  6.33%, 04/01/26 .................    3,180,121
                                                    ------------
                  Total Asset-Backed and
                  Mortgage-Backed Securities ......   18,619,749
                  (Cost $18,537,538)                ------------

FOREIGN BOND (E)- 0.52%

  1,500,000       Heinz (H.J.) Co.
                  5.75%, 02/03/03 .................    1,489,800
                                                    ------------
                  Total Foreign Bond ..............    1,489,800
                  (Cost $1,481,340)                 ------------

REPURCHASE AGREEMENT - 2.91%

  8,320,000       Repurchase Agreement with:
                  State Street Bank
                  4.87%, 04/30/99, dated 05/03/99
                  Repurchase Price $8,321,126
                  (Collateralized by U.S. Treasury
                  Bond 7.25%, Due 05/15/16,
                  Total Par $7,155,000
                  Market Value $8,487,619) ........    8,320,000
                                                    ------------
                  Total Repurchase Agreement ......    8,320,000
                  (Cost $8,320,000)                 ------------

Total Investments - 100.84% .......................  288,807,249
(Cost $287,964,681)                                 ------------

Net Other Assets and Liabilities - (0.84)% ........   (2,406,878)
                                                    ------------
Net Assets - 100.00% .............................. $286,400,371
                                                    ============

-----------------------------------
(A)  Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at April 30, 1999.
(D) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1999, these securities amounted to $5,362,524 or 1.87% of net assets.
(E)  Euro-Dollar Bond
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                       See Notes to Financial Statements.

Galaxy Taxable Bond Funds

Statements of Assets and Liabilities
April 30, 1999 (unaudited)

                                                                              Intermediate
                                                                Short-Term     Government      Corporate     High Quality
                                                                 Bond Fund     Income Fund     Bond Fund       Bond Fund
                                                              -------------  -------------   -------------  -------------
ASSETS:
   Investments (Note 2):
     Investments at cost .................................... $  56,212,434  $ 306,007,482   $  83,131,472  $ 279,644,681
     Repurchase Agreements ..................................     4,109,000      6,135,000       2,986,000      8,320,000
     Net unrealized appreciation (depreciation) on investments      128,712       (610,319)       (256,977)       842,568
                                                              -------------  -------------   -------------  -------------
       Total investments at value ...........................    60,450,146    311,532,163      85,860,495    288,807,249
   Cash .....................................................         4,827        124,385              --         14,849
   Receivable for investments sold ..........................     1,196,879     17,769,035       2,490,443      8,432,558
   Receivable for shares sold ...............................        59,148        250,528         867,722      1,806,767
   Interest receivable ......................................       626,151      3,123,266       1,139,442      3,798,506
   Deferred organizational expense (Note 2) .................            --             --           2,433             --
                                                              -------------  -------------   -------------  -------------
       Total Assets                                              62,337,151    332,799,377      90,360,535    302,859,929
                                                              -------------  -------------   -------------  -------------
LIABILITIES:
   Dividends payable ........................................        90,457        886,769         387,555      1,216,743
   Payable for investments purchased ........................     1,218,875     21,469,902       4,350,463     14,523,266
   Payable for shares redeemed ..............................        38,420         76,516          26,633        533,802
   Advisory fee payable (Note 3) ............................        27,497        139,810          38,497        128,651
   Payable to Fleet affiliates (Note 3) .....................        11,897         15,479           3,609         27,836
   Payable to Administrator (Note 3) ........................        24,883         56,340          13,974         10,686
   Trustees' fees and expenses payable (Note 3) .............         2,824          8,778          10,200          6,289
   Payable to Custodian .....................................            --             --           1,112             --
   Accrued expenses and other payables ......................        15,037         28,009           1,248         12,285
                                                              -------------  -------------   -------------  -------------
       Total Liabilities ....................................     1,429,890     22,681,603       4,833,291     16,459,558
                                                              -------------  -------------   -------------  -------------
NET ASSETS                                                    $  60,907,261  $ 310,117,774   $  85,527,244  $ 286,400,371
                                                              =============  =============   =============  =============
NET ASSETS consist of:
   Par value (Note 5) ....................................... $       6,088  $      30,459   $       8,084  $      26,750
   Paid-in capital in excess of par value ...................    66,306,718    333,248,120      87,416,770    284,599,777
   Undistributed net investment income ......................       121,169        169,845         131,198        203,133
   Accumulated net realized gain (loss) on investments sold .    (5,655,426)   (22,720,331)     (1,771,831)       728,143
   Net unrealized appreciation (depreciation) of investments        128,712       (610,319)       (256,977)       842,568
                                                              -------------  -------------   -------------  -------------
TOTAL NET ASSETS ............................................ $  60,907,261  $ 310,117,774   $  85,527,244  $ 286,400,371
                                                              =============  =============   =============  =============
Retail A Shares:
   Net Assets ............................................... $  26,286,353  $  63,438,363   $          --  $  51,130,995
   Shares of beneficial interest outstanding ................     2,627,580      6,230,776              --      4,775,872
   NET ASSET VALUE and redemption price per share ........... $       10.00  $       10.18   $          --  $       10.71
   Sales charge - 3.75% of offering price ...................          0.39           0.40              --           0.42
                                                              -------------  -------------   -------------  -------------
   Maximum offering price per share ......................... $       10.39  $       10.58   $          --  $       11.13
                                                              =============  =============   =============  =============
Retail B Shares:
   Net Assets ............................................... $     840,619  $     520,668             N/A  $   7,617,231
   Shares of beneficial interest outstanding ................        84,028         51,169             N/A        711,449
                                                              -------------  -------------   -------------  -------------
   NET ASSET VALUE and offering price per share* ............ $       10.00  $       10.18             N/A  $       10.71
                                                              =============  =============   =============  =============
Trust Shares:
   Net Assets ............................................... $  33,780,289  $ 246,158,743   $  85,527,244  $ 227,352,681
   Shares of beneficial interest outstanding ................     3,376,743     24,177,195       8,083,563     21,235,110
                                                              -------------  -------------   -------------  -------------
   NET ASSET VALUE, offering and redemption price per share . $       10.00  $       10.18   $       10.58  $       10.71
                                                              =============  =============   =============  =============
A Prime Shares:
   Net Assets ............................................... $          --  $          --             N/A  $      13,849
   Shares of beneficial interest outstanding ................            --             --             N/A          1,293
   NET ASSET VALUE and redemption price per share ........... $          --  $          --             N/A  $       10.71
   Sales charge - 4.75% of offering price ...................            --             --             N/A           0.53
                                                              -------------  -------------   -------------  -------------
   Maximum offering price per share ......................... $          --  $          --             N/A  $       11.24
                                                              =============  =============   =============  =============
B Prime Shares:
   Net Assets ............................................... $          --  $          --             N/A  $     285,615
   Shares of beneficial interest outstanding ................            --             --             N/A         26,699
                                                              -------------  -------------   -------------  -------------
   NET ASSET VALUE and offering price per share* ............ $          --  $          --             N/A  $       10.70
                                                              =============  =============   =============  =============

----------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

Galaxy Taxable Bond Funds

Statements of Operations
For the six months ended April 30, 1999 (unaudited)

                                                                            Intermediate
                                                           Short-Term        Government        Corporate      High Quality
                                                            Bond Fund        Income Fund       Bond Fund        Bond Fund
                                                          -------------    -------------     -------------    -------------
INVESTMENT INCOME:
   Interest (Note 2) ..................................   $   1,867,878    $   9,443,074     $   2,653,495    $   8,339,000
                                                          -------------    -------------     -------------    -------------
     Total investment income ..........................       1,867,878        9,443,074         2,653,495        8,339,000
                                                          -------------    -------------     -------------    -------------

EXPENSES:
   Investment advisory fee (Note 3) ...................         237,682        1,146,848           313,091        1,035,557
   Administration fee (Note 3) ........................          24,232          116,353            31,768          105,056
   Custodian fee ......................................           7,452            9,305            10,733           10,645
   Fund accounting fee (Note 3) .......................          24,502           33,315            24,042           34,439
   Legal fee (Note 3) .................................           1,466            6,713             1,964            5,645
   Audit fee ..........................................           8,688            8,688             7,674            9,229
   Transfer agent fee (Note 3) ........................          23,862           78,281            30,035          174,778
   Shareholder services and 12b-1 fees (Note 3) .......          23,779           47,111                --           59,573
   Trustees' fees and expenses (Note 3) ...............           1,205            4,087             1,196            3,437
   Amortization of organization costs (Note 2) ........              --               --             1,953               --
   Reports to shareholders ............................          10,201           13,850             4,579           17,644
   Miscellaneous ......................................          11,757           17,518             4,596           21,868
                                                          -------------    -------------     -------------    -------------
     Total expenses before reimbursement/waiver .......         374,826        1,482,069           431,631        1,477,871
                                                          -------------    -------------     -------------    -------------
     Less: reimbursement/waiver (Note 4) ..............         (62,822)        (305,986)          (83,491)        (276,419)
                                                          -------------    -------------     -------------    -------------
     Total expenses net of reimbursement/waiver .......         312,004        1,176,083           348,140        1,201,452
                                                          -------------    -------------     -------------    -------------
NET INVESTMENT INCOME .................................       1,555,874        8,266,991         2,305,355        7,137,548
                                                          -------------    -------------     -------------    -------------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS (Note 2):
   Net realized gain on investments sold ..............         220,321          733,029           277,714          753,799
   Net change in unrealized (depreciation)
     of investments ...................................        (861,826)     (10,292,569)       (2,791,277)     (11,110,880)
                                                          -------------    -------------     -------------    -------------

NET REALIZED AND UNREALIZED (LOSS)
   ON INVESTMENTS .....................................        (641,505)      (9,559,540)       (2,513,563)     (10,357,081)
                                                          -------------    -------------     -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $     914,369    $  (1,292,549)    $    (208,208)   $  (3,219,533)
                                                          =============    =============     =============    =============


                       See Notes to Financial Statements.

Galaxy Taxable Bond Funds

Statements of Changes in Net Assets

                                                                                                  Intermediate Government
                                                                   Short-Term Bond Fund                  Income Fund
                                                               ---------------------------     ----------------------------
                                                                Six months                       Six months
                                                                   ended        Year ended         ended       Year ended
                                                               April 30, 1999   October 31,    April 30, 1999  October 31,
                                                                (unaudited)        1998          (unaudited)      1998
                                                                -----------    -----------      ------------   ------------
NET ASSETS at beginning of period ............................  $68,224,850    $78,702,807      $306,627,909   $274,840,329
                                                                -----------    -----------      ------------   ------------

Increase in Net Assets resulting from operations:
   Net investment income .....................................    1,555,874      3,710,475         8,266,991     16,426,815
   Net realized gain on investments sold .....................      220,321        276,632           733,029      3,980,175
   Net change in unrealized appreciation
    (depreciation) of investments ............................     (861,826)       473,071       (10,292,569)     5,732,449
                                                                -----------    -----------      ------------   ------------
     Net increase (decrease) in net assets resulting
      from operations ........................................      914,369      4,460,178        (1,292,549)    26,139,439
                                                                -----------    -----------      ------------   ------------

Dividends to shareholders from:
   Retail A Shares:
     Net investment income ...................................     (661,569)    (1,464,083)       (1,689,336)    (3,735,466)
                                                                -----------    -----------      ------------   ------------
   Retail B Shares:
     Net investment income ...................................      (19,743)       (44,206)           (6,206)            --
                                                                -----------    -----------      ------------   ------------
   Trust Shares:
     Net investment income ...................................     (877,055)    (2,384,791)       (6,571,449)   (13,367,624)
                                                                -----------    -----------      ------------   ------------
   Total Dividends to shareholders ...........................   (1,558,367)    (3,893,080)       (8,266,991)   (17,103,090)
                                                                -----------    -----------      ------------   ------------

Net increase (decrease) from share transactions (1) ..........   (6,673,591)   (11,045,055)       13,049,405     22,751,231
                                                                -----------    -----------      ------------   ------------
   Net increase (decrease) in net assets .....................   (7,317,589)   (10,477,957)        3,489,865     31,787,580
                                                                -----------    -----------      ------------   ------------

NET ASSETS at end of period (including line A) ...............  $60,907,261    $68,224,850      $310,117,774   $306,627,909
                                                                ===========    ===========      ============   ============

(A) Undistributed net investment income ......................  $   121,169    $   123,662      $    169,845   $    169,845
                                                                ===========    ===========      ============   ============

------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 28 and 29.


                       See Notes to Financial Statements.

Galaxy Taxable Bond Funds

Statements of Changes in Net Assets

                                                                    Corporate Bond Fund            High Quality Bond Fund
                                                               ---------------------------     ----------------------------
                                                                Six months                      Six months
                                                                   ended        Year ended         ended        Year ended
                                                               April 30, 1999   October 31,    April 30, 1999   October 31,
                                                                (unaudited)       1998           (unaudited)      1998
                                                                -----------    -----------      ------------   ------------
NET ASSETS at beginning of period ...........................   $83,564,654    $91,728,383      $268,441,362   $212,346,575
                                                                -----------    -----------      ------------   ------------

Increase in Net Assets resulting from operations:
   Net investment income ....................................     2,305,355      5,160,979         7,137,548     12,717,417
   Net realized gain on investments sold ....................       277,714      1,076,268           753,799      5,166,591
   Net change in unrealized appreciation (depreciation)
     of investments .........................................    (2,791,277)     1,374,412       (11,110,880)     5,644,735
                                                                -----------    -----------      ------------   ------------
     Net increase (decrease) in net assets resulting
       from operations ......................................      (208,208)     7,611,659        (3,219,533)    23,528,743
                                                                -----------    -----------      ------------   ------------

Dividends to shareholders from:
   Retail A Shares:
     Net investment income ..................................            --             --        (1,258,237)    (1,841,859)
     Net realized gain on investments .......................            --             --          (407,808)            --
                                                                -----------    -----------      ------------   ------------
       Total Dividends ......................................            --             --        (1,666,045)    (1,841,859)
                                                                -----------    -----------      ------------   ------------

   Retail B Shares:
     Net investment income ..................................           N/A            N/A          (139,897)      (157,568)
     Net realized gain on investments .......................           N/A            N/A           (48,335)            --
                                                                -----------    -----------      ------------   ------------
       Total Dividends ......................................           N/A            N/A          (188,232)      (157,568)
                                                                -----------    -----------      ------------   ------------

   Trust Shares:
     Net investment income ..................................    (2,305,825)    (5,434,239)       (5,735,657)   (10,708,262)
     Net realized gain on investments                                    --             --        (1,834,817)            --
                                                                -----------    -----------      ------------   ------------
       Total Dividends ......................................    (2,305,825)    (5,434,239)       (7,570,474)   (10,708,262)
                                                                -----------    -----------      ------------   ------------

   A Prime Shares:
     Net investment income ..................................           N/A            N/A              (861)           N/A
     Net realized gain on investments .......................           N/A            N/A              (412)           N/A
                                                                -----------    -----------      ------------   ------------
       Total Dividends ......................................           N/A            N/A            (1,273)           N/A
                                                                -----------    -----------      ------------   ------------

   B Prime Shares:
     Net investment income ..................................           N/A            N/A            (2,917)           N/A
     Net realized gain on investments .......................           N/A            N/A              (504)           N/A
                                                                -----------    -----------      ------------   ------------
       Total Dividends ......................................           N/A            N/A            (3,421)           N/A
                                                                -----------    -----------      ------------   ------------

   Total Dividends to shareholders ..........................    (2,305,825)    (5,434,239)       (9,429,445)   (12,707,689)
                                                                -----------    -----------      ------------   ------------

Net increase (decrease) from share transactions (1) .........     4,476,623    (10,341,149)       30,607,987     45,273,733
                                                                -----------    -----------      ------------   ------------
   Net increase (decrease) in net assets ....................     1,962,590     (8,163,729)       17,959,009     56,094,787
                                                                -----------    -----------      ------------   ------------

NET ASSETS at end of period (including line A) ..............   $85,527,244    $83,564,654      $286,400,371   $268,441,362
                                                                ===========    ===========      ============   ============

(A) Undistributed net investment income .....................   $   131,198     $  131,668      $    203,133   $    203,154
                                                                ===========     ==========      ============   ============

---------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets -- Capital Stock Activity on pages 28 and 29.


                       See Notes to Financial Statements.

Galaxy Taxable Bond Funds

Statements of Changes in Net Assets --
Capital Stock Activity

                                                                                                  Intermediate Government
                                                                   Short-Term Bond Fund                  Income Fund
                                                               ---------------------------     ----------------------------
                                                                Six months                      Six months
                                                                   ended        Year ended         ended        Year ended
                                                               April 30, 1999   October 31,    April 30, 1999   October 31,
                                                                (unaudited)       1998           (unaudited)      1998
                                                                -----------    -----------      ------------   ------------
DOLLAR AMOUNTS
Retail A Shares:
Sold .........................................................  $11,130,271   $ 15,574,273     $   7,574,440  $  14,217,594
Issued to shareholders in reinvestment of dividends ..........      563,320      1,235,792         1,304,437      2,790,118
Repurchased ..................................................  (14,190,028)   (15,956,842)      (10,273,485)   (17,809,958)
                                                                -----------   ------------     -------------  -------------
   Net increase (decrease) in shares outstanding .............  $(2,496,437)  $    853,223     $  (1,394,608) $    (802,246)
                                                                ===========   ============     =============  =============

Retail B Shares:
Sold .........................................................  $   172,666   $  1,004,036     $     665,864  $          --
Issued to shareholders in reinvestment of dividends ..........       16,805         41,720             4,315             --
Repurchased ..................................................     (425,690)      (873,621)         (141,238)            --
                                                                -----------   ------------     -------------  -------------
   Net increase (decrease) in shares outstanding .............  $  (236,219)  $    172,135     $     528,941  $          --
                                                                ===========   ============     =============  =============

Trust Shares:
Sold .........................................................  $ 2,983,367   $ 19,853,367     $  25,582,208  $  56,054,947
Issued to shareholders in reinvestment of dividends ..........      400,801      1,021,177         1,727,667      3,567,705
Repurchased ..................................................   (7,325,103)   (32,944,957)      (13,394,803)   (36,069,175)
                                                                -----------   ------------     -------------  -------------
   Net increase (decrease) in shares outstanding .............  $(3,940,935)  $(12,070,413)    $  13,915,072  $  23,553,477
                                                                ===========   ============     =============  =============

SHARE ACTIVITY
Retail A Shares:
Sold .........................................................    1,106,901      1,555,052           730,485      1,383,512
Issued to shareholders in reinvestment of dividends ..........       56,157        124,057           123,564        272,011
Repurchased ..................................................   (1,412,710)    (1,595,494)         (990,633)    (1,731,933)
                                                                -----------   ------------     -------------  -------------
   Net increase (decrease) in shares outstanding .............     (249,652)        83,615          (136,584)       (76,410)
                                                                ===========   ============     =============  =============

Retail B Shares:
Sold .........................................................       17,170        101,000            64,378             --
Issued to shareholders in reinvestment of dividends ..........        1,674          4,171               422             --
Repurchased ..................................................      (42,383)       (88,011)          (13,631)            --
                                                                -----------   ------------     -------------  -------------
   Net increase (decrease) in shares outstanding .............      (23,539)        17,160            51,169             --
                                                                ===========   ============     =============  =============

Trust Shares:
Sold .........................................................      296,054      1,986,106         2,475,295      5,459,216
Issued to shareholders in reinvestment of dividends ..........       39,952        102,083           167,492        347,783
Repurchased ..................................................     (727,840)    (3,298,697)       (1,297,727)    (3,517,644)
                                                                -----------   ------------     -------------  -------------
   Net increase (decrease) in shares outstanding .............     (391,834)    (1,210,508)        1,345,060      2,289,355
                                                                ===========   ============     =============  =============


                       See Notes to Financial Statements.

Galaxy Taxable Bond Funds

Statements of Changes in Net Assets --
Capital Stock Activity

                                                                    Corporate Bond Fund            High Quality Bond Fund
                                                               ---------------------------     ----------------------------
                                                                Six months                      Six months
                                                                   ended        Year ended         ended        Year ended
                                                               April 30, 1999   October 31,    April 30, 1999   October 31,
                                                                (unaudited)       1998           (unaudited)      1998
                                                                -----------    -----------      ------------   ------------
DOLLAR AMOUNTS
Retail A Shares:
Sold .........................................................  $        --   $         --      $ 15,732,543   $ 26,890,214
Issued to shareholders in reinvestment of dividends ..........           --             --         1,500,423      1,560,277
Repurchased ..................................................           --             --        (9,698,073)   (12,206,245)
                                                                -----------    -----------      ------------   ------------
   Net increase in shares outstanding ........................  $        --   $         --      $  7,534,893   $ 16,244,246
                                                                ===========    ===========      ============   ============

Retail B Shares:
Sold .........................................................          N/A            N/A      $  3,210,380   $  3,721,786
Issued to shareholders in reinvestment of dividends ..........          N/A            N/A           153,164        133,597
Repurchased ..................................................          N/A            N/A          (876,079)      (596,983)
                                                                -----------    -----------      ------------   ------------
   Net increase in shares outstanding ........................          N/A            N/A      $  2,487,465   $  3,258,400
                                                                ===========    ===========      ============   ============

Trust Shares:
Sold .........................................................  $ 9,530,227     23,376,133      $ 41,633,445   $ 63,505,520
Issued to shareholders in reinvestment of dividends ..........    1,237,691      2,954,566         5,113,919      6,911,279
Repurchased ..................................................   (6,291,295)   (36,671,848)      (26,468,040)   (44,645,712)
                                                                -----------    -----------      ------------   ------------
   Net increase (decrease) in shares outstanding .............  $ 4,476,623    (10,341,149)     $ 20,279,324   $ 25,771,087
                                                                ===========    ===========      ============   ============

A Prime Shares:
Sold .........................................................          N/A            N/A      $     49,260            N/A
Issued to shareholders in reinvestment of dividends ..........          N/A            N/A                --            N/A
Repurchased ..................................................          N/A            N/A           (33,508)           N/A
                                                                -----------    -----------      ------------   ------------
   Net increase in shares outstanding ........................          N/A            N/A      $     15,752            N/A
                                                                ===========    ===========      ============   ============

B Prime Shares:
Sold .........................................................          N/A            N/A      $    287,738            N/A
Issued to shareholders in reinvestment of dividends ..........          N/A            N/A             2,815            N/A
Repurchased ..................................................          N/A            N/A                --            N/A
                                                                -----------    -----------      ------------   ------------
   Net increase in shares outstanding ........................          N/A            N/A      $    290,553            N/A
                                                                ===========    ===========      ============   ============

SHARE ACTIVITY
Retail A Shares:
Sold .........................................................           --             --         1,430,090      2,460,852
Issued to shareholders in reinvestment of dividends ..........           --             --           137,466        142,902
Repurchased ..................................................           --             --          (887,640)    (1,118,893)
                                                                -----------    -----------      ------------   ------------
   Net increase in shares outstanding ........................           --             --           679,916      1,484,861
                                                                ===========    ===========      ============   ============

Retail B Shares:
Sold .........................................................          N/A            N/A           294,021        339,876
Issued to shareholders in reinvestment of dividends ..........          N/A            N/A            13,977         12,227
Repurchased ..................................................          N/A            N/A           (80,415)       (54,909)
                                                                -----------    -----------      ------------   ------------
   Net increase in shares outstanding ........................          N/A            N/A           227,583        297,194
                                                                ===========    ===========      ============   ============

Trust Shares:
Sold .........................................................      887,748      2,187,748         3,804,571      5,817,335
Issued to shareholders in reinvestment of dividends ..........      111,123        276,364           474,444        633,673
Repurchased ..................................................     (581,993)    (3,424,617)       (2,429,030)    (4,104,688)
                                                                -----------    -----------      ------------   ------------
   Net increase (decrease) in shares outstanding .............      416,878       (960,505)        1,849,985      2,346,320
                                                                ===========    ===========      ============   ============

A Prime Shares:
Sold .........................................................          N/A            N/A             4,430            N/A
Issued to shareholders in reinvestment of dividends ..........          N/A            N/A                --            N/A
Repurchased ..................................................          N/A            N/A            (3,137)           N/A
                                                                -----------    -----------      ------------   ------------
   Net increase in shares outstanding ........................          N/A            N/A             1,293            N/A
                                                                ===========    ===========      ============   ============

B Prime Shares:
Sold .........................................................          N/A            N/A            26,440            N/A
Issued to shareholders in reinvestment of dividends ..........          N/A            N/A               259            N/A
Repurchased ..................................................          N/A            N/A                --            N/A
                                                                -----------    -----------      ------------   ------------
   Net increase in shares outstanding ........................          N/A            N/A            26,699            N/A
                                                                ===========    ===========      ============   ============


                       See Notes to Financial Statements.

Short-Term Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                    Six months ended                     Years ended October 31,
                                                     April 30, 1999  --------------------------------------------------------
                                                      (unaudited)      1998        1997        1996        1995         1994
                                                        --------     --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period .................. $  10.10     $  10.01    $   9.99    $  10.06    $   9.73    $  10.30
                                                        --------     --------    --------    --------    --------    --------
Income from Investment Operations:
 Net investment income (A) ............................     0.24         0.51        0.53        0.52        0.55        0.44
 Net realized and unrealized gain (loss) on investments    (0.10)        0.11        0.02       (0.07)       0.33       (0.51)
                                                        --------     --------    --------    --------    --------    --------
    Total from Investment Operations ..................     0.14         0.62        0.55        0.45        0.88       (0.07)
                                                        --------     --------    --------    --------    --------    --------
Less Dividends:
 Dividends from net investment income .................    (0.24)       (0.53)      (0.53)      (0.52)      (0.55)      (0.44)
 Dividends in excess of net realized capital gains ....       --           --          --          --          --       (0.06)
                                                        --------     --------    --------    --------    --------    --------
    Total Dividends ...................................    (0.24)       (0.53)      (0.53)      (0.52)      (0.55)      (0.50)
                                                        --------     --------    --------    --------    --------    --------
Net increase (decrease) in net asset value ............    (0.10)        0.09        0.02       (0.07)       0.33       (0.57)
                                                        --------     --------    --------    --------    --------    --------
Net Asset Value, End of Period ........................ $  10.00     $  10.10    $  10.01    $   9.99    $  10.06    $   9.73
                                                        ========     ========    ========    ========    ========    ========

Total Return(2) .......................................     1.38%**      6.42%       5.64%       4.63%       9.28%      (0.68)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..................... $ 26,286     $ 29,067    $ 27,961    $ 33,388    $ 31,542    $ 34,061
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver ............................     4.76%*       5.07%       5.29%       5.22%       5.54%       4.43%
    Operating expenses including reimbursement/waiver .     1.11%*       1.11%       1.00%       1.11%       0.99%       0.93%
    Operating expenses excluding reimbursement/waiver .     1.31%*       1.31%       1.21%       1.35%       1.32%       1.14%
Portfolio Turnover Rate ...............................       77%**       133%        173%        214%        289%        233%

--------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on March 4, 1996.
(2)  Calculation does not include the effect of any sales charge for Retail
     A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.23, $0.49, $0.51, $0.50, $0.52 and
     $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995, and 1994 were $0.24
     $0.52, $0.52, $0.53, $0.54, and $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997 and 1996 were $0.19, $0.42, $0.44 and $0.29, respectively.

                       See Notes to Financial Statements.

Trust Shares

Six months ended                     Years ended October 31,
 April 30, 1999  --------------------------------------------------------
  (unaudited)      1998        1997        1996        1995         1994
    --------     --------    --------    --------    --------    --------
    $  10.10     $  10.01    $   9.99    $  10.06    $   9.73    $  10.30
    --------     --------    --------    --------    --------    --------

        0.25         0.54        0.54        0.55        0.57        0.44
       (0.10)        0.11        0.02       (0.07)       0.33       (0.51)
    --------     --------    --------    --------    --------    --------
        0.15         0.65        0.56        0.48        0.90       (0.07)
    --------     --------    --------    --------    --------    --------

       (0.25)       (0.56)      (0.54)      (0.55)      (0.57)      (0.44)
          --           --          --          --          --       (0.06)
    --------     --------    --------    --------    --------    --------
       (0.25)       (0.56)      (0.54)      (0.55)      (0.57)      (0.50)
    --------     --------    --------    --------    --------    --------
       (0.10)        0.09        0.02       (0.07)       0.33       (0.57)
    --------     --------    --------    --------    --------    --------
    $  10.00     $  10.10    $  10.01    $   9.99    $  10.06    $   9.73
    ========     ========    ========    ========    ========    ========

        1.51%**      6.68%       5.77%       4.91%       9.55%      (0.66)%


    $ 33,780     $ 38,071    $ 49,837    $ 58,227    $ 35,088    $ 39,843


        5.02%*       5.33%       5.43%       5.49%       5.79%       4.45%
        0.85%*       0.85%       0.86%       0.84%       0.74%       0.91%
        1.05%*       1.05%       1.07%       1.08%       1.02%       1.11%
          77%**       133%        173%        214%        289%        233%

Retail B Shares

Six months ended      Years ended October 31,
 April 30, 1999  --------------------------------
  (unaudited)      1998        1997        1996(1)
  ------------   --------    --------    --------
    $  10.10     $  10.01    $   9.99    $  10.09
    --------     --------    --------    --------

        0.20         0.45        0.46        0.31
       (0.10)        0.11        0.03       (0.10)
    --------     --------    --------    --------
        0.10         0.56        0.49        0.21
    --------     --------    --------    --------

       (0.20)       (0.47)      (0.47)      (0.31)
          --           --          --          --
    --------     --------    --------    --------
       (0.20)       (0.47)      (0.47)      (0.31)
    --------     --------    --------    --------
       (0.10)        0.09        0.02       (0.10)
    --------     --------    --------    --------
    $  10.00     $  10.10    $  10.01    $   9.99
    ========     ========    ========    ========

       1.04%**      5.73%       4.99%       2.12%


    $    841     $  1,087    $    905    $    260


        4.09%*       4.40%       4.56%       4.73%*
        1.78%*       1.78%       1.75%       1.77%*
        2.02%*       1.99%       2.01%       1.98%*
          77%**       133%        173%        214%**

Intermediate Government Income Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                     Six months ended                  Years ended October 31,
                                                      April 30, 1999 --------------------------------------------------------
                                                       (unaudited)      1998       1997        1996        1995        1994
                                                       ----------    --------    --------    --------    --------    --------

Net Asset Value, Beginning of Period ................... $  10.50       10.18    $  10.06    $  10.28    $   9.68    $  10.72
                                                         --------       -----    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income (A) ............................     0.27        0.57        0.59        0.57        0.61        0.57
  Net realized and unrealized gain (loss) on investments    (0.32)       0.34        0.12       (0.22)       0.60       (1.03)
                                                            -----        ----        ----       -----        ----       -----
     Total from Investment Operations ..................    (0.05)       0.91        0.71        0.35        1.21       (0.46)
                                                         --------       -----    --------    --------    --------    --------
Less Dividends:
  Dividends from net investment income .................    (0.27)      (0.59)      (0.59)      (0.57)      (0.61)      (0.56)
  Dividends in excess of net investment income .........       --          --          --          --          --       (0.01)
  Dividends in excess of net realized capital gains ....       --          --          --          --          --       (0.01)
                                                         --------       -----    --------    --------    --------    --------
     Total Dividends ...................................    (0.27)      (0.59)      (0.59)      (0.57)      (0.61)      (0.58)
                                                         --------       -----    --------    --------    --------    --------
Net increase (decrease) in net asset value .............    (0.32)       0.32        0.12       (0.22)       0.60       (1.04)
                                                         --------       -----    --------    --------    --------    --------
Net Asset Value, End of Period ......................... $  10.18       10.50    $  10.18    $  10.06    $  10.28    $   9.68
                                                         ========       =====    ========    ========    ========    ========


Total Return(2) ........................................    (0.53)%**    9.22%       7.33%       3.58%      12.85%      (4.42)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...................... $ 63,438    $ 66,865    $ 65,626    $ 79,741    $ 79,558    $ 94,669
Ratios to average net assets:
  Net investment income including reimbursement/waiver .     5.19%*      5.49%       5.90%       5.69%       6.10%       5.58%
  Operating expenses including reimbursement/waiver ....     0.99%*      1.01%       1.02%       1.04%       1.02%       0.78%
  Operating expenses excluding reimbursement/waiver ....     1.19%*      1.21%       1.22%       1.24%       1.26%       0.99%
Portfolio Turnover Rate ................................       86%**      205%        128%        235%        145%        124%

-------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on November 1, 1998.
(2) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.26, $0.55, $0.57, $0.55, $0.58 and
     $0.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.27,
     $0.57, $0.60, $0.58, $0.62 and $0.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the period ended April 30, 1999 (unaudited) was $0.21.


                       See Notes to Financial Statements.

Trust Shares                                                                      Retail B Shares

Six months ended                     Years ended October 31,                        Period ended
 April 30, 1999 --------------------------------------------------------          April 30, 1999(1)
  (unaudited)     1998        1997        1996        1995        1994              (unaudited)
  ----------    --------    --------    --------    --------    --------             ----------

    $  10.50    $  10.18    $  10.06    $  10.28    $   9.68    $  10.72             $   10.50
    --------    --------    --------    --------    --------    --------             ---------


        0.28        0.59        0.62        0.60        0.64        0.57                  0.24
       (0.32)       0.35        0.12       (0.22)       0.60       (1.03)                (0.33)
    --------    --------    --------    --------    --------    --------             ---------
       (0.04)       0.94        0.74        0.38        1.24       (0.46)                (0.09)
    --------    --------    --------    --------    --------    --------             ---------

       (0.28)      (0.62)      (0.62)      (0.60)      (0.64)      (0.56)                (0.23)
          --          --          --          --          --       (0.01)                   --
          --          --          --          --          --       (0.01)                   --
    --------    --------    --------    --------    --------    --------             ---------
       (0.28)      (0.62)      (0.62)      (0.60)      (0.64)      (0.58)                (0.23)
    --------    --------    --------    --------    --------    --------             ---------
       (0.32)       0.32        0.12       (0.22)       0.60       (1.04)                (0.32)
    --------    --------    --------    --------    --------    --------             ---------
    $  10.18       10.50    $  10.18    $  10.06    $  10.28    $   9.68             $   10.18
    ========    ========    ========    ========    ========    ========             =========


       (0.39)%**    9.52%       7.63%       3.88%      13.18%      (4.39)%               (0.85)%**



    $246,159    $239,763    $209,215    $213,750    $186,037    $212,144             $     521

        5.47%*      5.77%       6.19%       5.98%       6.39%       5.61%                 4.54%*
        0.71%*      0.73%       0.74%       0.75%       0.73%       0.75%                 1.64%*
        0.91%*      0.93%       0.94%       0.95%       0.94%       0.95%                 1.95%*
          86%**      205%        128%        235%        145%        124%                   86%**

Corporate Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Trust Shares

                                                       Six months ended       Years ended October 31,     Period ended
                                                        April 30, 1999 ---------------------------------    October 31,
                                                         (unaudited)     1998        1997        1996        1995(1)
                                                         ----------    --------    --------    --------      --------
Net Asset Value, Beginning of Period ...................   $  10.90    $  10.63    $  10.53    $  10.74      $  10.00
                                                           --------    --------    --------    --------      --------
Income from Investment Operations:
  Net investment income (A) ............................       0.29        0.62        0.66        0.64          0.61
  Net realized and unrealized gain (loss) on investments      (0.32)       0.30        0.11       (0.13)         0.74
                                                           --------    --------    --------    --------      --------
    Total from Investment Operations ...................      (0.03)       0.92        0.77        0.51          1.35
                                                           --------    --------    --------    --------      --------
Less Dividends:
  Dividends from net investment income .................      (0.29)      (0.65)      (0.66)      (0.64)        (0.61)
  Dividends from net realized capital gains ............       0.00          --       (0.01)      (0.08)           --
                                                           --------    --------    --------    --------      --------
    Total Dividends ....................................      (0.29)      (0.65)      (0.67)      (0.72)        (0.61)
                                                           --------    --------    --------    --------      --------
Net increase (decrease) in net asset value .............      (0.32)       0.27        0.10       (0.21)         0.74
                                                           --------    --------    --------    --------      --------
Net Asset Value, End of Period .........................   $  10.58    $  10.90    $  10.63    $  10.53      $  10.74
                                                           ========    ========    ========    ========      ========


Total Return ...........................................      (0.24)%**    8.96%       7.56%       5.00%        13.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......................   $ 85,527    $ 83,565    $ 91,728    $107,728      $ 37,391
Ratios to average net assets:
   Net investment income including reimbursement/waiver        5.52%*      5.80%       6.27%       6.13%         6.61%*
   Operating expenses including reimbursement/waiver ...       0.83%*      0.82%       0.80%       0.85%         1.06%*
   Operating expenses excluding reimbursement/waiver ...       1.03%*      1.02%       1.00%       1.05%         1.26%*
Portfolio Turnover Rate ................................        111%**      155%         37%         84%           41%**

----------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on December 12, 1994.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended April 30, 1999 (unaudited), the years ended October 31, 1998, 1997 and 1996 and the period ended October 31, 1995 were $0.28, $0.60, $0.64, $0.62 and $0.57, respectively.


                       See Notes to Financial Statements.

High Quality Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

 Retail A Shares

                                                      Six months ended                Years ended October 31,
                                                       April 30, 1999  --------------------------------------------------------
                                                         (unaudited)    1998        1997        1996        1995        1994
                                                         ----------    --------    --------    --------    --------    --------

Net Asset Value, Beginning of Period ...................   $  11.20    $  10.70    $  10.47    $  10.63    $   9.54    $  11.37
                                                           --------    --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income (A) ............................       0.28        0.58        0.60        0.59        0.62        0.64
  Net realized and unrealized gain (loss) on investments      (0.40)       0.50        0.23       (0.16)       1.09       (1.56)
                                                           --------    --------    --------    --------    --------    --------
       Total from Investment Operations ................      (0.12)       1.08        0.83        0.43        1.71       (0.92)
                                                           --------    --------    --------    --------    --------    --------
Less Dividends:
  Dividends from net investment income .................      (0.28)      (0.58)      (0.60)      (0.59)      (0.62)      (0.64)
  Dividends from net realized capital gains ............      (0.09)         --          --          --          --          --
  Dividends in excess of net realized capital gains ....         --          --          --          --          --       (0.27)
                                                           --------    --------    --------    --------    --------    --------
       Total Dividends .................................      (0.37)      (0.58)      (0.60)      (0.59)      (0.62)      (0.91)
                                                           --------    --------    --------    --------    --------    --------
Net increase (decrease) in net asset value .............      (0.49)       0.50        0.23       (0.16)       1.09       (1.83)
                                                           --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period .........................   $  10.71    $  11.20    $  10.70    $  10.47    $  10.63    $   9.54
                                                           ========    ========    ========    ========    ========    ========


Total Return(1) ........................................      (1.12)%**   10.35%       8.22%       4.24%      18.46%      (8.41)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......................   $ 51,131    $ 45,879    $ 27,950    $ 30,984    $ 30,093    $ 26,654
Ratios to average net assets:
  Net investment income including reimbursement/waiver .       5.08%*      5.30%       5.73%       5.66%       6.16%       6.25%
  Operating expenses including reimbursement/waiver ....       0.96%*      1.00%       1.01%       1.07%       1.02%       0.81%
  Operating expenses excluding reimbursement/waiver ....       1.16%*      1.20%       1.21%       1.28%       1.26%       1.02%
Portfolio Turnover Rate ................................        128%**      253%        182%        163%        110%        108%

-------------------------------------------------
*    Annualized
**   Not Annualized
(1)  Calculation does not include the effect of any sales charge for Retail
     A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.27, $0.56, $0.58, $0.57, $0.59 and
     $0.62, respectively.


                       See Notes to Financial Statements.

High Quality Bond Fund

For a Share outstanding throughout each period.

Trust Shares

                                                      Six months ended          Years ended October 31,
                                                       April 30, 1999  --------------------------------------------------------
                                                         (unaudited)     1998        1997        1996        1995        1994
                                                         ----------    --------    --------    --------    --------    --------

Net Asset Value, Beginning of Period ...................   $  11.20    $  10.70    $  10.47    $  10.63    $   9.54    $  11.37
                                                           --------    --------    --------    --------    --------    --------
Income from Investment Operations:

  Net investment income (A) ............................       0.28        0.59        0.61        0.62        0.64        0.65
  Net realized and unrealized gain (loss) on investments      (0.40)       0.50        0.23       (0.16)       1.09       (1.56)
                                                           --------    --------    --------    --------    --------    --------
       Total from Investment Operations ................      (0.12)       1.09        0.84        0.46        1.73       (0.91)
                                                           --------    --------    --------    --------    --------    --------
Less Dividends:
  Dividends from net investment income .................      (0.28)      (0.59)      (0.61)      (0.62)      (0.64)      (0.65)
  Dividends from net realized capital gains ............      (0.09)         --          --          --          --          --
  Dividends in excess of net realized capital gains ....         --          --          --          --          --       (0.27)
                                                           --------    --------    --------    --------    --------    --------
       Total Dividends .................................      (0.37)      (0.59)      (0.61)      (0.62)      (0.64)      (0.92)
                                                           --------    --------    --------    --------    --------    --------
Net increase (decrease) in net asset value .............      (0.49)       0.50        0.23       (0.16)       1.09       (1.83)
                                                           --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period .........................   $  10.71    $  11.20    $  10.70    $  10.47    $  10.63    $   9.54
                                                           ========    ========    ========    ========    ========    ========


Total Return(2) ........................................      (1.05)%**   10.50%       8.36%       4.46%      18.66%      (8.39)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......................   $227,353    $217,143    $182,398    $149,075    $134,631    $118,776
Ratios to average net assets:
  Net investment income including reimbursement/waiver .       5.21%*      5.43%       5.88%       5.88%       6.33%       6.28%
  Operating expenses including reimbursement/waiver ....       0.83%*      0.87%       0.87%       0.85%       0.85%       0.78%
  Operating expenses excluding reimbursement/waiver ....       1.03%*      1.07%       1.09%       1.06%       1.07%       0.98%
Portfolio Turnover Rate ................................        128%**      253%        182%        163%        110%        108%

------------------------------------------------
*    Annualized
**   Not Annualized
(1) The Fund began offering Retail B Shares on March 4, 1996 and A Prime Shares and B Prime Shares, on November 1, 1998.
(2) Calculation does not include the effect of any sales charge for Retail B Shares, A Prime Shares and B Prime Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.26, $0.56, $0.59, $0.60, $0.62 and $0.63, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997 and 1996 were $0.22, $0.49, $0.51 and $0.34, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the period ended April 30, 1999 (unaudited) was $0.25. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the period ended April 30, 1999 (unaudited) was $0.21.


                       See Notes to Financial Statements.

Retail B Shares                                               A Prime Shares          B Prime Shares

Six months ended          Years ended October 31,              Period ended            Period ended
 April 30, 1999    ------------------------------------      April 30, 1999(1)       April 30, 1999(1)
  (unaudited)         1998         1997        1996(1)        (unaudited)             (unaudited)
  ----------       ---------    ---------     ---------       ----------              -----------

  $   11.20        $   10.70    $   10.47     $   10.72          $   11.20             $    11.20
  ---------        ---------    ---------     ---------          ---------             ----------


       0.24             0.51         0.53          0.36               0.29                   0.24
      (0.40)            0.51         0.24         (0.25)             (0.42)                 (0.42)
  ---------        ---------    ---------     ---------          ---------             ----------
      (0.16)            1.02         0.77          0.11              (0.13)                 (0.18)
  ---------        ---------    ---------     ---------          ---------             ----------


      (0.24)           (0.52)       (0.54)        (0.36)             (0.27)                 (0.23)
      (0.09)              --           --            --              (0.09)                 (0.09)
         --               --           --            --                 --                     --
  ---------        ---------    ---------     ---------          ---------             ----------
      (0.33)           (0.52)       (0.54)        (0.36)             (0.36)                 (0.32)
  ---------        ---------    ---------     ---------          ---------             ----------
      (0.49)            0.50         0.23         (0.25)             (0.49)                 (0.50)
  ---------        ---------    ---------     ---------          ---------             ----------

  $   10.71        $   11.20    $   10.70    $    10.47          $   10.71             $   10.70
  =========        =========    =========    ==========          =========             =========


      (1.42)%**         9.73%        7.59%         1.14%**           (1.14)%**              (1.57)%**


  $   7,617        $   5,420    $   1,998    $      646          $      14             $    286

       4.47%*           4.69%        5.07%         5.34%*             5.09%*               4.35%*
       1.57%*           1.61%        1.69%         1.60%*             0.95%*               1.69%*
       1.77%*           1.81%        1.95%         1.81%*             1.68%*               2.14%*
        128%**           253%         182%          163%               128%**               128%**

Notes to Financial Statements (unaudited)

1.   Organization

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

  The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares). The Corporate Bond Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the High Quality Bond Fund offers all five series of shares, the Short-Term Bond and Intermediate Government Income Funds offer Trust Shares, Retail A Shares and Retail B Shares and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) A Prime Shares are subject to a maximum 4.75% front-end sales charge, (iii) Retail B Shares and B Prime Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, B Prime Shares will automatically convert to A Prime Shares.

2.   Significant Accounting Policies

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

  Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the

Notes to Financial Statements

Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are deferred and amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Advisory, Administration, Distribution, Shareholder Services and Other Fees

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

  The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate, effective September 10, 1998, of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to September 10, 1998, Investor Services Group received administration fees at the annual rate of 0.09% of the first $2.5 billion of combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

  In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services in accordance with certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's shares.

  The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for

Notes to Financial Statements




administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by the customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the customers of institutions. For the six months ended April 30, 1999, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                     12b-1 Plan
                                  Services           ----------
Fund                                Plan        Services    Distribution
----                                ----        --------    ------------
Short-Term Bond ...............  $    19,949   $     682      $  3,148
Intermediate Government Income        46,001         208           902
Corporate Bond ................          --          N/A           N/A
High Quality Bond .............       33,837       4,431        20,568

  The Trust has adopted a Distribution Plan (the "A Prime Shares Plan") with respect to A Prime Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the A Prime Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of A Prime Shares. Payments by the Trust under the A Prime Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding A Prime Shares. The Trust, under the direction of the Board of Trustees, is currently limiting the Funds' payments under the A Prime Shares Plan to an annual rate of not more than 0.25% of the average daily net asset value of each Fund's outstanding A Prime Shares.

  The Trust has adopted a Distribution and Services Plan (the "B Prime Shares Plan") with respect to B Prime Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the B Prime Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of B Prime Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding B Prime Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding B Prime Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the B Prime Shares Plan to an aggregate fee of not more than 0.25% of the average daily net asset value of B Prime Shares owned of record or beneficially by customers of institutions. For the period ended April 30, 1999, the Funds paid fees under the A Prime Shares Plan and B Prime Shares Plan as follows:

                                  A Prime       B Prime Shares Plan
                                                -------------------
Fund                            Shares Plan   Services    Distribution
----                            -----------   --------    ------------
Short-Term Bond ..............  $        --   $      --   $       --
Intermediate Government Income           --          --           --
Corporate Bond ...............          N/A         N/A          N/A
High Quality Bond ............           43         174          520

  Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the period ended April 30, 1999, transfer agent charges for each series were as follows:

Fund                             Retail A    Retail B      Trust
----                             --------    --------      -----
Short-Term Bond ..............  $   19,212  $      938  $    3,712
Intermediate Government
    Income ...................      51,211         421      26,649
Corporate Bond ...............         N/A         N/A      30,035
High Quality Bond ............      31,168       2,612     140,728

Fund                              A Prime     B Prime
----                              -------     -------
Short-Term Bond ..............  $       --  $       --
Intermediate Government Income          --          --
Corporate Bond ...............         N/A         N/A
High Quality Bond ............          93         177

Notes to Financial Statements

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the six months ended April 30, 1999 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.   Waiver of Fees and Reimbursement of Expenses

  The Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the six months ended April 30, 1999, the fees waived and/or expenses reimbursed with respect to the Funds were as follows:

                                                 Expenses
Fund                           Fees Waived      Reimbursed
----                           -----------      ----------
Short-Term Bond ...........  $      62,585     $         237
Intermediate Government
    Income ................        305,826               160
Corporate Bond ............         83,491                --
High Quality Bond .........        276,419                --

5.   Shares of Beneficial Interest

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into thirty classes of shares each consisting of one or more series including: Class L - Series 1 Shares (Trust Shares), Class L - Series 2 Shares (Retail A Shares), Class L - Series 3 Shares (Retail B Shares), Class L - Series 4 Shares (A Prime Shares) and Class L Series 5 Shares (B Prime Shares)- Short-Term Bond Fund; Class D Shares (Trust Shares), Class D - Special Series 1 Shares (Retail A Shares), Class D - Special Series 2 Shares (Retail B Shares), Class D - Special Series 3 Shares (A Prime Shares) and Class D - Special Series 4 Shares (B Prime Shares) - Intermediate Government Income Fund; Class T - Series 1 Shares (Trust Shares) and Class T - Series 2 Shares (Retail A Shares) - Corporate Bond Fund; and Class J - Series 1 Shares (Trust Shares), Class J - Series 2 Shares (Retail A Shares), Class J - Series 3 Shares (Retail B Shares), Class J - Series 4 Shares (A Prime Shares) and Class J
- Series 5 Shares (B prime Shares) - High Quality Bond Fund.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan, A Prime Shares bear the expense of payments under the A Prime Shares Plan, B Prime Shares bear the expense of payments under the B Prime Shares Plan and Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

Notes to Financial Statements




6.   Purchases and Sales of Securities

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 1999 were as follows:

Fund
Purchases                      Government          Other
---------                      ----------          -----
Short-Term Bond ...........  $  21,463,344     $  25,389,627
Intermediate Government
   Income .................    198,415,240        86,496,235
Corporate Bond ............     53,727,662        39,759,693
High Quality Bond .........    240,196,630       135,674,977

Fund
Sales
-----
Short-Term Bond ...........  $  31,844,085     $  25,131,529
Intermediate Government
   Income .................    214,553,967        47,162,686
Corporate Bond ............     53,937,007        36,184,222
High Quality Bond .........    251,381,318        95,990,896

  The aggregate gross unrealized appreciation and (depreciation), net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at April 30, 1999 for each Fund is as follows:

Fund                          Appreciation    (Depreciation)
----                          ------------    --------------
Short-Term Bond ...........  $     237,510     $   (108,798)

Intermediate Government
   Income .................      1,873,448       (2,483,767)
Corporate Bond ............        722,491         (979,468)
High Quality Bond .........      4,420,568       (3,578,000)

Fund                               Net             Cost
----                               ---             ----
Short-Term Bond ...........  $     128,712     $  60,321,434
Intermediate Government
   Income .................        610,319       312,142,482
Corporate Bond ............      (256,977)        86,117,472
High Quality Bond .........        842,568       287,964,681

  At October 31, 1998, the following Funds had capital loss carryforwards:

Fund                              Amount    Expiration
----                              ------    ----------
Short-Term Bond ...........    $     7,153      2000
                                 1,797,977      2001
                                 2,843,359      2002
                                 1,206,932      2003
                                    10,917      2004
                                     9,409      2005
Intermediate Government
   Income .................     17,636,357      2002
                                 3,291,626      2003
                                 2,479,060      2004
Corporate Bond ............        288,371      2002
                                 1,309,536      2003
                                   450,363      2005

7.   Change of Accountants

On January 13, 1999, the Trust dismissed PricewaterhouseCoopers LLP ("PwC") as the Funds' independent auditors by action of the Trust's Board of Trustees upon the recommendation of a Special Committee of the Board. PwC's reports on the Funds' financial statements for the fiscal years ended October 31, 1998 and October 31, 1997 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal years ended October 31, 1998 and October 31, 1997 and the interim period commencing November 1, 1998 and ending January 13, 1999, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Notes to Financial Statements

On January 13, 1999, the Trust by action of its Board of Trustees upon the recommendation of a Special Committee of the Board engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Funds' financial statements for the fiscal year ending October 31, 1999. During the Funds' fiscal years ended October 31, 1998 and October 31, 1997 and the interim period commencing November 1, 1998 and ending January 13, 1999, neither the Trust, the Funds nor anyone on their behalf has consulted E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Shareholder Information



[Begin Sidebar]

         TRUSTEES
       AND OFFICERS
   Dwight E. Vicks, Jr.
   Chairman and Trustee

      John T. O'Neill
   President, Treasurer
        and Trustee

     Louis DeThomasis,
       F.S.C., Ph.D.
          Trustee

     Donald B. Miller
          Trustee

       James M. Seed
          Trustee

    Bradford S. Wellman
          Trustee

         W. Bruce
    McConnel, III, Esq.
         Secretary

       Jylanne Dunne
    Vice President and
    Assistant Treasurer

      William Greilich
      Vice President

    INVESTMENT ADVISOR
     Fleet Investment
       Advisors Inc.
      75 State Street
        Boston, MA
           02109

        DISTRIBUTOR
        First Data
    Distributors, Inc.
    4400 Computer Drive
       Westborough,
 Massachusetts 01581-5108

       ADMINISTRATOR
    First Data Investor
   Services Group, Inc.
    4400 Computer Drive
       Westborough,
 Massachusetts 01581-5108

[End Sidebar]


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from First Data Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.

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                   This report was printed on recycled paper.

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[LOGO] Galaxy Funds

4400 Computer Drive
P.O. Box 5108
Westborough, MA 01581-5108


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SEMIABND (7/1/99)